IN ACCORDANCE WITH A CERTAIN SUBORDINATION AGREEMENT BY AND AMONG AGENT, THE COMPANY AND SILICON VALLEY BANK, EACH INVESTOR HAS SUBORDINATED THE INDEBTEDNESS OWED TO SUCH INVESTOR UNDER THIS AGREEMENT AND ANY SECURITY INTEREST OR LIEN UNDER THE SECURITY AGREEMENT THAT AGENT, ON BEHALF OF EACH INVESTOR, MAY HAVE IN ANY PROPERTY OF THE COMPANY TO THE INDEBTEDNESS OF COMPANY OWED TO SILICON VALLEY BANK, AND TO THE SECURITY INTEREST OF SILICON VALLEY BANK IN ALL ASSETS OF THE COMPANY, NOTWITHSTANDING THE RESPECTIVE DATES OF ATTACHMENT OR PERFECTION OF THE SECURITY INTEREST OF THE AGENT AND SILICON VALLEY BANK.

BRIDGELINE DIGITAL, INC.

NOTE PURCHASE AGREEMENT

This NOTE PURCHASE AGREEMENT (this "Agreement") is made and entered into as of September 30, 2013, by and among **Bridgeline Digital, Inc.**, a Delaware corporation (the "Company"), Taglich Brothers, Inc., as the Agent on behalf of each of the Investors (the "Agent") and the investors set forth on the signature pages affixed hereto (each, an "Investor" and, collectively, the "Investors").

WHEREAS, the Investors wish to purchase from the Company, and the Company wishes to sell and issue to the Investors, upon the terms and conditions stated in this Agreement secured subordinated convertible promissory notes in the aggregate principal amount of up to $2,000,000 (individually, a "Note" and collectively, the "Notes") which Notes shall be convertible into shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock") upon the terms and conditions set forth in the Notes (the "Conversion Shares"); and

WHEREAS, in connection with the Investors' purchase of the Notes and the conversion of the Notes into Conversion Shares, the Investors will receive certain rights to participate in public offerings of shares of the Company's capital stock, and will be subject to certain restrictions on the transfer of the Conversion Shares, all as more fully set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree to the sale and purchase of the Notes as set forth herein.

1. Definitions.

For purposes of this Agreement, the terms set forth below shall have the corresponding meanings provided below.

"Affiliate" shall mean, with respect to any specified Person (as defined below), (i) if such Person is an individual, the spouse, heirs, executors, or legal representatives of such individual, or any trusts for the benefit of such individual or such individual's spouse and/or lineal descendants, or (ii) otherwise, another Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Person specified. As used in this definition, "control" shall mean the possession, directly or indirectly, of the sole and unilateral

power to cause the direction of the management and policies of a Person, whether through the ownership of voting securities or by contract or other written instrument.

"Blue Sky Application" as defined in Section 5.3(a) hereof.

"Business Day" shall mean any day on which banks located in New York City are not required or authorized by law to remain closed.

"Closing" and "Closing Date" as defined in Section 2.2 (c) hereof.

"Collateral" shall mean all Property and/or rights on or in which a Lien or security interest is granted to the Investors (or to any agent, trustee or other party acting on behalf of any one or more of the Investors) to secure all or any of the Liabilities, including any such Lien or security interest pursuant to this Agreement or any of the Collateral Documents or any other agreements, instruments or documents provided for herein or therein or delivered or to be delivered hereunder or thereunder or in connection herewith or therewith.

"Collateral Documents" shall mean, collectively, the Security Agreement, the Subordination Agreement, any Uniform Commercial Code financing statements, and any and all other agreements, documents and instruments entered into by any Person pursuant to which a Lien is granted to the Agent and/or the Investors (or to any agent, trustee, or other party acting on behalf of any one or more of the Investors) as security for any of the Liabilities, or pursuant to which any Person guarantees the payment of the Liabilities, and all agreements, instruments and documents entered into in connection therewith, including, without limitation, this Agreement and any security agreements, loan agreements, notes, guarantees, mortgages, deeds of trust, leasehold mortgages, leasehold deeds of trust, pledges, powers of attorney, collateral assignments of life insurance, assignments, intercreditor agreements, mortgagee waivers, reimbursement agreements, and financing statements, whether heretofore, now or hereafter executed by or on behalf of the Company, any of its Subsidiaries, or any other Person in connection with the Liabilities, in each case as the same may be amended, restated, modified, continued or supplemented from time to time.

"Common Stock" as defined in the recitals above.

"Company" as defined in the recitals above.

"Company Financial Statements" as defined in Section 4.5(a) hereof.

"Company's Knowledge" means the actual knowledge of any executive officer (as defined in Rule 405 under the Securities Act) or director of the Company, or the knowledge of any fact or matter which any person would reasonably be expected to become aware of in the course of performing the duties and responsibilities as an executive officer or director of the Company.

"Conversion Shares" as defined in the recitals above.

"Escrow Agreement" means that certain agreement, dated September 24, 2013 by and among the Company, the Placement Agent and CSC Trust Company of Delaware.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"First Closing" and "First Closing Date" as defined in Section 2.2(a) hereof.

"Investor" as defined in the recitals above.

"Liabilities" shall mean all of the following, in each case howsoever created, arising or evidenced, whether direct or indirect, joint or several, absolute or contingent, or now or hereafter existing or arising, or due or to become due: (a) all indebtedness and all other liabilities, obligations, advances, debts, covenants, duties and indebtedness of the Company and its successors and assigns owing to any one or more of the Investors (and any other Person required to be indemnified by the Company or one of its Subsidiaries under any Transaction Document) under or in connection with this Agreement, any Note or any of the other Transaction Documents, and (b) all other obligations of the Company and its successors and assigns to any one or more of the Investors in connection with the Transaction Documents.

"Liens" means any mortgage, lien, title claim, assignment, encumbrance, security interest, adverse claim, contract of sale, restriction on use or transfer or other defect of title of any kind.

"Material Adverse Effect" means a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise), business, or prospects of the Company and its Subsidiaries taken as a whole, (ii) the transactions contemplated hereby or in any of the Transaction Documents or (iii) the ability of the Company to perform its obligations under the Transaction Documents (as defined below).

"Note Purchase Amount" as defined in Section 2.1.

"Notes" as defined in the recitals above.

"Person" shall mean an individual, entity, corporation, partnership, association, limited liability company, limited liability partnership, joint-stock company, trust or unincorporated organization.

"Piggyback Registration" as defined in Section 5.1 hereof.

"Placement Agency Agreement" means that certain agreement, dated September 13, 2013 by and between the Placement Agent and the Company.

"Placement Agent" means Taglich Brothers, Inc.

"Principal Amount" as defined in Section 2.1.

"Private Placement Memorandum" means the Company's Private Placement Memorandum dated September 24, 2013, and any amendments or supplements thereto.

"Registrable Securities" shall mean the Conversion Shares and any shares of Common Stock issuable upon exercise of any warrants issued to the Placement Agent and other registered broker-dealers and their affiliates as compensation in connection with the transactions contemplated hereby; provided, that a security shall cease to be a Registrable Security upon (A) sale pursuant to a Registration Statement or Rule 144 under the Securities Act, or (B) such security becoming eligible for sale by the Investors without any restriction pursuant to Rule 144 (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable).

"Registration Statement" shall mean any registration statement of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-

effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

"Regulation D" as defined in Section 3.7 hereof.

"Regulation S" as defined in Section 6.1(i)(E) hereof.

"Rule 144" as defined in Section 6.1(i)(C) hereof.

"SEC" means the U.S. Securities and Exchange Commission.

"SEC Documents" as defined in Section 4.5 hereof.

"Securities" means, collectively, the Notes and Conversion Shares.

"Securities Act" means the Securities Act of 1933, as amended.

"Security Agreement" means that certain agreement, dated September 30, 2013 by and between the Company and the Agent.

"Subordination Agreement" means that certain agreement, dated September 30, 2013 by and among the Company, Silicon Valley Bank and the Agent, as the same may be amended from time to time.

"Subsequent Closing" and "Subsequent Closing Date" as defined in Section 2.2(b) hereof.

"Subsidiaries" shall mean any corporation or other entity or organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest or otherwise controls through contract or otherwise.

"Transaction Documents" shall mean this Agreement, the Security Agreement, the Subordination Agreement, the Placement Agency Agreement and the Escrow Agreement.

"Transfer" shall mean any sale, transfer, assignment, conveyance, charge, pledge, mortgage, encumbrance, hypothecation, security interest or other disposition, or to make or effect any of the above.

"Underwriter" shall mean any entity engaged by the Company to serve as an underwriter in connection with a registration or offering of securities referred to in Section 5.

2. Sale and Purchase of Notes.

2.1. Purchase and Sale of Notes by Investors. Subject to the terms and conditions of this Agreement, on the Closing Date (as hereinafter defined) each of the Investors shall severally, and not jointly, purchase, and the Company shall sell and issue to the Investors, the Notes, each such Note containing the terms as set forth in the form attached hereto as Exhibit B, in the respective principal amounts set forth opposite such Investor's name on the signature pages attached hereto under the heading "Principal Amount" in exchange for the payment of the respective "Note Purchase Amount" as set forth opposite such Investor's name on Exhibit A-1 or Exhibit A-2 attached hereto, as the case may be.

2.2 Closings.

(a) First Closing. Subject to the terms and conditions set forth in this Agreement, the Company shall issue and sell to each Investor, and each Investor shall, severally and not jointly, purchase from the Company on the First Closing Date, a Note in such Principal Amount set forth on the signature pages attached hereto, which will be reflected opposite such Investor's name on Exhibit A-1 (the "First Closing"). The date of the First Closing is hereinafter referred to as the "First Closing Date." Notwithstanding the foregoing, the First Closing shall not occur until the Company has received commitments for the sale of Notes hereunder in the aggregate Principal Amount of at least $1,200,000.

(b) Subsequent Closing(s). The Company agrees to issue and sell to each Investor listed on the Subsequent Closing Schedule of Investors, and each Investor agrees, severally and not jointly, to purchase from the Company on such Subsequent Closing Date a Note in such Principal Amount set forth on the signature pages attached hereto, which will be reflected opposite such Investor's name on Exhibit A-2 (a "Subsequent Closing"). There may be more than one Subsequent Closing; provided, however, that the final Subsequent Closing shall take place within the time periods set forth in the Private Placement Memorandum. The date of any Subsequent Closing is hereinafter referred to as a "Subsequent Closing Date." Notwithstanding the foregoing, the maximum Principal Amount of Notes to be sold at the First Closing and all Subsequent Closings shall not exceed $2,000,000 in the aggregate.

(c) Closing. The First Closing and any applicable Subsequent Closings are each referred to in this Agreement as a "Closing." The First Closing Date and any Subsequent Closing Dates are sometimes referred to herein as a "Closing Date." All Closings shall occur within the time periods set forth in the Private Placement Memorandum at the offices of Sichenzia Ross Friedman Ference LLP, counsel to the Placement Agent, at 61 Broadway, 32nd Floor, New York, New York 10006, or remotely via the exchange of documents and signatures.

2.3. Closing Deliveries. At each Closing, the Company shall deliver to the Investors, against delivery by the Investor of the Note Purchase Amount of each respective Note (as provided below), (i) a Note, dated as of the applicable Closing Date, payable to the order of the Investor in the Principal Amount set forth opposite such Investor's name on Exhibit A-1 or Exhibit A-2, as the case may be, and (ii) an executed copy of the Security Agreement and Subordination Agreement. At each Closing, each Investor shall deliver or cause to be delivered to the Company the Note Purchase Amount set forth opposite such Investor's name on Exhibit A-1 or Exhibit A-2, as the case may be, by paying United States dollars via bank, certified or personal check which has cleared prior to the applicable Closing Date or in immediately available funds, by wire transfer to the following escrow account:

PNC Bank
300 Delaware Avenue
Wilmington, DE 19801
Acct Name: CSC Trust Company of Delaware, Escrow Agent for Bridgeline Digital
ABA#: 031100089
A/C#: 79-1910
OBI: FFC: Bridgeline Digital Subscription Escrow; 79-1910
Ref: Investor Name

3. Representations, Warranties and Acknowledgments of the Investors.

Each Investor, severally and not jointly, represents and warrants to the Company solely as to such Investor that:

3.1 Authorization. The execution, delivery and performance by such Investor of the Transaction Documents to which such Investor is a party have been duly authorized and will each constitute the valid and legally binding obligation of such Investor, enforceable against such Investor in

accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally.

3.2 Purchase Entirely for Own Account. The Notes to be received by such Investor hereunder, and upon conversion of the Note, the Conversion Shares to be received, will be acquired for such Investor's own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act, without prejudice, however, to such Investor's right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Securities for any period of time. Such Investor is not a broker-dealer registered with the SEC under the Exchange Act or an entity engaged in a business that would require it to be so registered.

3.3. Investment Experience. Such Investor acknowledges that the purchase of the Securities is a highly speculative investment and that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters such that it is capable of evaluating the merits and risks of the investment contemplated hereby.

3.4 Disclosure of Information. Such Investor has had an opportunity to receive all information related to the Company and the Notes requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Notes. Neither such inquiries nor any other due diligence investigation conducted by such Investor shall modify, amend or affect such Investor's right to rely on the Company's representations and warranties contained in this Agreement and the Private Placement Memorandum. Such Investor acknowledges that it has received and reviewed the Private Placement Memorandum describing the offering of the Notes, as well as copies of the Company's SEC Filings since December 5, 2012.

3.5 Restricted Securities. Such Investor understands that the Securities are characterized as "restricted securities" under the U.S. federal securities laws since they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

3.6 Legends. It is understood that, except as provided below, the Securities may bear the following or any similar legend:

(a) [NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT

REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

(b) If required by the authorities of any state in connection with the issuance of sale of the Notes, the legend required by such state authority.

3.7 Accredited Investor. Such Investor is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the Securities Act ("Regulation D").

3.8 No General Solicitation. Such Investor did not learn of the investment in the Notes as a result of any public advertising or general solicitation.

3.9 Brokers and Finders. No Investor will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company, any Subsidiary or any other Investor, for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Investor.

4. Representations and Warranties of the Company.

The Company represents, warrants and covenants to the Investors that:

4.1. Organization; Execution, Delivery and Performance.

(a) The Company and each of its Subsidiaries, if any, is a corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. The Company's current Subsidiaries have no assets and have had no more than *de minimus* revenues during the past 12 months, and to the Company's knowledge, no Subsidiaries are expected to have material assets or revenues during the next three years.

(b) (i) The Company has all requisite corporate power and authority to enter into and perform the Transaction Documents and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Notes and the reservation for issuance and issuance of the Conversion Shares issuable upon conversion of the Notes) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders, is required, (iii) each of the Transaction Documents has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is a true and official representative with authority to sign each such document and the other documents or certificates executed in connection herewith and bind the Company accordingly, and (iv) each of the Transaction Documents constitutes, and upon

execution and delivery thereof by the Company will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights and general principles of equity that restrict the availability of equitable or legal remedies.

4.2. Notes and Conversion Shares Duly Authorized. The Notes to be issued to each such Investor pursuant to this Agreement and the Conversion Shares to be issued in connection with the conversion of the Notes, when issued and delivered in accordance with the terms of this Agreement and the Notes, will be duly and validly issued and will be fully paid and nonassessable and free from all taxes or Liens with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of stockholders of the Company. Subject to the accuracy of the representations and warranties of the Investors to this Agreement, the offer and issuance by the Company of the Notes and upon conversion, the Conversion Shares, is exempt from registration under the Securities Act.

4.3 No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not: (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, except for possible violations, conflicts or defaults as would not, individually or in the aggregate, have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents. Neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, or for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries are not being conducted in violation of any law, rule ordinance or regulation of any governmental entity, except for possible violations which would not, individually or in the aggregate, have a Material Adverse Effect. Except as required under the Securities Act, the Exchange Act, the rules and regulations of the Nasdaq Stock Market and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement or to issue and sell the Notes and upon conversion, the Conversion Shares, in accordance with the terms hereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

4.4. Capitalization. As of September 16, 2013, the authorized capital stock of the Company consists of (i) 30,000,000 shares of Common Stock, of which 18,284,761 shares are issued and outstanding, 2,962,177 shares are reserved for issuance pursuant to stock options granted under the Company's equity compensation plans, 243,888 shares are reserved for issuance pursuant to the Company's employee stock purchase plan and 957,931 shares are reserved for issuance pursuant to

warrants to purchase Common Stock, and (ii) 1,000,000 shares of preferred stock, par value $0.001 per share, of which no shares are issued and outstanding. Except as described above and in Schedule 4.4 hereto or in the Private Placement Memorandum, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except for the registration rights provisions contained herein) and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Securities. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any Lien imposed through the actions or failure to act of the Company.

4.5. SEC Information.

(a) The Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing and all other documents filed with the SEC prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). The SEC Documents have been made available to the Investors via the SEC's EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents ("Company Financial Statements") complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. The Company Financial Statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the Company Financial Statements, the Company has no liabilities, contingent or otherwise, other than: (i) liabilities incurred in the ordinary course of business subsequent to June 30, 2013 (the fiscal period end of the Company's most recently-filed periodic report), and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

(b) The shares of Common Stock are currently traded on the Nasdaq Capital Market. Except as set forth in the SEC Documents, the Company has not received notice (written or oral) from Nasdaq to the effect that the Company is not in compliance with the continued listing and

maintenance requirements of such exchange. The Company is compliance with all such listing and maintenance requirements.

4.6 Permits; Compliance. The Company and each of its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the "Company Permits"), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Since June 30, 2013, neither the Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

4.7 Litigation. Except as set forth in the SEC Documents, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, or their respective businesses, properties or assets or their officers or directors in their capacity as such, that would have a Material Adverse Effect. The Company is unaware of any facts or circumstances which might give rise to any of the foregoing. There has not been, and the Company's Knowledge, there is not pending or contemplated, any investigation by the SEC involving the Company, any of its Subsidiaries or any current or former director or executive officer of the Company or any of its Subsidiaries.

4.8 No Material Changes.

(a) Since June 30, 2013, except as set forth in the SEC Documents, there has not been:

(i) Any material adverse change in the financial condition, operations or business of the Company from that shown on the Company Financial Statements, or any material transaction or commitment effected or entered into by the Company outside of the ordinary course of business;

(ii) Any effect, change or circumstance which has had, or could reasonably be expected to have, a Material Adverse Effect; or

(iii) Any incurrence of any material liability outside of the ordinary course of business.

4.9 No General Solicitation. Neither the Company nor any person participating on the Company's behalf in the transactions contemplated hereby has conducted any "general solicitation," as such term is defined in Regulation D promulgated under the Securities Act, with respect to any of the Securities being offered hereby.

4.10 No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Securities to the Investors. The issuance of the Securities to the

Investors will not be integrated with any other issuance of the Company's securities (past, current or future) for purposes of any stockholder approval provisions applicable to the Company or its securities.

4.11 No Brokers. Except as set forth in Section 10.1, the Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby.

4.12 Internal Controls. The Company is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002 currently applicable to the Company. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including the Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's most recently filed period report under the Exchange Act, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the "Evaluation Date"). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 308 of Regulation S-K) or, to the Company's Knowledge, in other factors that could significantly affect the Company's internal controls. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP and the applicable requirements of the Exchange Act.

4.13 Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Placement Agent promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Investors at the applicable Closing pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Placement Agent on or prior to the Closing Date.

4.14 Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Investors or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents. The Company understands and confirms that each of the Investors will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Investors regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any of its Subsidiaries is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each press release issued by the Company or any of its Subsidiaries during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, liabilities, results of operations or

financial conditions, which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed. The Company acknowledges and agrees that no Investor makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.

4.15 Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, original works, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor ("Intellectual Property Rights") necessary to conduct their respective businesses as now conducted and as presently proposed to be conducted. None of the Company's or its Subsidiaries' Intellectual Property Rights have expired, terminated or been abandoned, or are expected to expire, terminate or be abandoned, within two (2) years from the date of this Agreement. The Company has no knowledge of any infringement by the Company or any of its Subsidiaries of Intellectual Property Rights of others. Except as set forth in the SEC Documents, there is no claim, action or proceeding being made or brought, or to the Company's Knowledge, being threatened, against the Company or any of its Subsidiaries regarding their Intellectual Property Rights. The Company is not aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights, except where failure to take such measures would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

4.16 Tax Status. Except for occurrences that would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, the Company and each of its Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and its Subsidiaries know of no basis for any such claim. The Company is not operated in such a manner as to qualify as a passive foreign investment company, as defined in Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

4.17 Acknowledgement Regarding Investors' Trading Activity. It is understood and acknowledged by the Company that (i) following the public disclosure of the transactions contemplated by the Transaction Documents in accordance with the terms thereof, none of the Investors have been asked by the Company or any of its Subsidiaries to agree, nor has any Investor agreed with the Company or any of its Subsidiaries, to desist from effecting any transactions in or with respect to (including, without limitation, purchasing or selling, long and/or short) any securities of the Company, or "derivative" securities based on securities issued by the Company or to hold any of the Securities for any specified term; (ii) any Investor, and counterparties in "derivative" transactions to which any such Investor is a party, directly or indirectly, presently may have a "short" position in the Common Stock which was established prior to such Investor's knowledge of the transactions contemplated by the Transaction Documents; and (iii) each Investor shall not be deemed to have any affiliation with or control over any arm's length counterparty in any "derivative" transaction. The Company further understands and acknowledges that following the public disclosure of the transactions contemplated by the Transaction Documents, one or more Investors may engage in hedging and/or trading activities at various times during the period that the Securities are outstanding, and such hedging and/or trading activities, if any, can

reduce the value of the existing stockholders' equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement or any other Transaction Document or any of the documents executed in connection herewith or therewith.

4.18 Manipulation of Price. Neither the Company nor any of its Subsidiaries has, and, to the Company's Knowledge, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities (other than the Placement Agent), or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any of its Subsidiaries (other than the Placement Agent).

4.19 Shell Company Status. The Company is not, and has never been, an issuer identified in, or subject to, Rule 144(i).

4.20 Title. Except as set forth on Schedule 4.20 hereto, the Company has good and marketable title to all personal property owned by it which is material to the business of the Company, free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company.

5. Registration Rights.

5.1. Participation in Registrations. Whenever the Company proposes to register any of its securities under the Securities Act, whether for its own account or for the account of another stockholder (except for the registration of securities (A) to be offered pursuant to an employee benefit plan on Form S-8 or (B) pursuant to a registration made on Form S-4, or any successor forms then in effect) at any time and the registration form to be used may be used for the registration of the Registrable Securities (a "Piggyback Registration"), it will so notify in writing all holders of Registrable Securities no later than the earlier to occur of (i) the tenth (10th) day following the Company's receipt of notice of exercise of other demand registration rights, or (ii) thirty (30) days prior to the anticipated filing date. Subject to the provisions of this Agreement, the Company will include in the Piggyback Registration all Registrable Securities, on a pro rata basis based upon the total number of Registrable Securities with respect to which the Company has received written requests for inclusion within ten (10) business days after the applicable holder's receipt of the Company's notice.

5.2. Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company, whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the trading market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws, (ii) processing expenses of the Placement Agent, not to exceed $20,000 without the Company's approval, including, but not limited to, printing expenses, messenger, telephone and delivery expenses and customary marketing expenses, (iii) fees and disbursements of counsel and independent public accountants for the Company, (iv) fees and disbursements of one counsel to the Placement Agent not to exceed $20,000, and (v) filing fees and counsel fees of the Placement Agent if a determination is made that a FINRA Rule 5110 filing is required to be made with respect to the Registration Statement.

5.3. Indemnification.

(a) Indemnification by the Company. The Company will indemnify and hold harmless each Investor and its officers, directors, members, shareholders, partners, representatives, employees and agents, successors and assigns, and each other person, if any, who controls such Investor within the meaning of the Securities Act, against any losses, obligations, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs, reasonable attorneys' fees and costs of defense and investigation), amounts paid in settlement or expenses, joint or several, (collectively, "Claims") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto, to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a "Blue Sky Application"); (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration Statement in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on an Investor's behalf and will reimburse such Investor, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Investor or any such controlling person in writing specifically for use in such Registration Statement or Prospectus.

(b) Indemnification by the Investors. Each Investor agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders, partner, representatives and each person who controls the Company (within the meaning of the Securities Act) against any Claims resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Investor to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of an Investor be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Investor in connection with any claim relating to this Section 5.3 and the amount of any damages such Investor has otherwise been required to pay by reason of such untrue statement or omission) received by such Investor upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the

defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim or employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, which consent shall not be unreasonably withheld or delayed, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Claim in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 5.3 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

5.4. Cooperation by Investor. Each Investor shall furnish to the Company or the Underwriter, as applicable, such information regarding the Investor and the distribution proposed by it as the Company may reasonably request in connection with any registration or offering referred to in this Section 5. Each Investor shall cooperate as reasonably requested by the Company in connection with the preparation of the registration statement with respect to such registration, and for so long as the Company is obligated to file and keep effective such registration statement, shall provide to the Company, in writing, for use in the registration statement, all such information regarding the Investor and its plan of distribution of the Conversion Shares included in such registration as may be reasonably necessary to enable the Company to prepare such registration statement, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith.

6. Transfer Restrictions.

6.1. Transfer or Resale. Each Investor understands that:

(i) Except as provided in the registration rights provisions set forth above, the sale or resale of all or any portion of the Securities has not been and is not being registered under the Securities Act or any applicable state securities laws, and all or any portion of the Securities may not be transferred unless:

(A) the Securities are sold pursuant to an effective registration statement under the Securities Act;

(B) the Investor shall have delivered to the Company, at the cost of the Company, a customary opinion of counsel that shall be in form, substance and scope reasonably acceptable to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration;

(C) the Securities are sold or transferred to an "affiliate" (as defined in Rule 144 promulgated under the Securities Act (or a successor rule) ("Rule 144")) of the Investor who agrees to sell or otherwise transfer the Securities only in accordance with this Section 6.1 and who is an Accredited Investor;

(D) the Securities are sold pursuant to Rule 144; or

(E) the Securities are sold pursuant to Regulation S under the Securities Act (or a successor rule) ("Regulation S");

and, in each case, the Investor shall have delivered to the Company, at the cost of the Company, a customary opinion of counsel, in form, substance and scope reasonably acceptable to the Company. Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

6.2 Transfer Agent Instructions. If an Investor provides the Company with a customary opinion of counsel, that shall be in form, substance and scope reasonably acceptable to such counsel, to the effect that a public sale or transfer of such Conversion Shares may be made without registration under the Securities Act and such sale or transfer is effected, the Company shall permit the transfer and promptly instruct its transfer agent to issue one or more certificates, free from restrictive legend, in such name and in such denominations as specified by such Investor. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Investors, by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 6.2 may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Investors shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

7. Conditions to Closing of the Investors.

The obligation of each Investor hereunder to purchase the Notes at a Closing is subject to the satisfaction, at or before the applicable Closing Date, of each of the following conditions, provided that these conditions are for each Investor's sole benefit and may be waived by such Investor at any time in its sole discretion by providing the Company with prior written notice thereof:

7.1 Representations, Warranties and Covenants. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Investor shall have received a certificate, executed by the Chief Executive

Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Investor in the form reasonably acceptable to such Investor.

7.2 Consents. The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Notes.

7.3 Delivery by Company. The Company shall have duly executed and delivered to such Investor (A) each of the other Transaction Documents and (B) the Notes in the Principal Amount as is set forth on Exhibit A-1 and/or Exhibit A-2, as the case may be, being purchased by such Investor at the Closing pursuant to this Agreement.

7.4 Legal Opinion. Such Investor shall have received the opinion of Morse, Barnes-Brown & Pendleton, P.C., the Company's counsel, dated as of the Closing Date, in the form reasonably acceptable to such Investor.

7.5 No Material Adverse Effect. Since the date of first execution of this Agreement, no event or series of events shall have occurred that reasonably would have or result in a Material Adverse Effect.

7.6 No Prohibition. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

7.7 Other Documents. The Company shall have delivered to such Investor such other documents, instruments or certificates relating to the transactions contemplated by this Agreement as such Investor or its counsel may reasonably request.

8. Conditions to Closing of the Company.

The obligations of the Company to effect the transactions contemplated by this Agreement with each Investor are subject to the fulfillment at or prior to each Closing Date of the conditions listed below.

8.1. Representations and Warranties. The representations and warranties made by such Investor in Section 3 shall be true and correct in all material respects at the time of Closing as if made on and as of such date.

8.2. Corporate Proceedings. All corporate and other proceedings required to be undertaken by such Investor in connection with the transactions contemplated hereby shall have occurred and all documents and instruments incident to such proceedings shall be reasonably satisfactory in substance and form to the Company.

9. Agent Matters.

9.1. Appointment of Agent.

(a) Each Investor hereby expressly and irrevocably designates Taglich Brothers, Inc. (the "Agent") as Agent to act as herein specified. Each Investor hereby expressly and irrevocably authorizes, and each holder of any Note shall be deemed irrevocably to authorize, Agent to take such action on its behalf under the provisions of this Agreement, the Security Agreement, the Subordination Agreement and any other instruments and agreements referred to herein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. Agent may perform any of its duties hereunder by or through its agents or employees.

(b) The provisions of this Section 9 are solely for the benefit of Agent and the Investors, and neither the Company nor any other Person shall have any rights as a third party beneficiary of any of the provisions hereof (other than Section 9.5) nor shall the Company have any obligations under this Section 9. In performing its functions and duties under this Section 9, Agent shall act solely as agent of Investors and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for the Company.

9.2. Nature of Duties of Agent. Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Transaction Documents. Neither Agent nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted by it as such hereunder or in connection herewith, unless caused by its or their own gross negligence or willful misconduct as determined by a court of competent jurisdiction pursuant to a final, non-appealable order. The duties of Agent shall be mechanical and administrative in nature; Agent shall not have by reason of this Agreement or the other Transaction Documents a fiduciary relationship in respect of any Investor; and nothing in this Agreement or the other Transaction Documents, expressed or implied, is intended to or shall be so construed as to impose upon Agent any obligations in respect of this Agreement or the other Transaction Documents except as expressly set forth herein or therein.

9.3. Reliance by Agent. Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other documentary, teletransmission or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person. Agent may consult with legal counsel (including counsel for the Company with respect to matters concerning the Company), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

9.4. Indemnification of Agent. To the extent that Agent is not reimbursed and indemnified by the Company, the Investors will reimburse and indemnify Agent for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Agent in any way relating to or arising out of this Agreement or any of the Transaction Documents or any action taken or omitted to be taken by Agent under this Agreement or the Transaction Documents, in proportion to each Investor's pro rata share of the dollar amount of the Notes purchased thereby. The obligations of the Investors under this Section 9 shall survive the payment in full of the Liabilities and the termination of this Agreement.

9.5. Successor Agent.

(a) Agent may, upon five (5) Business Days' notice to Investors and the Company, resign at any time by giving written notice thereof to Investors and the Company. Upon any such resignation, the Investors shall have the right, upon five (5) days' notice and approval by the Company (which approval shall not be unreasonably withheld or delayed), to appoint a successor Agent. If no successor Agent (i) shall have been so appointed by the Investors, and (ii) shall have accepted such appointment, within thirty (30) days after the retiring Agent's giving of notice of resignation, then, upon five (5) days' notice, the retiring Agent may, on behalf of Investors, appoint a successor Agent. If at any time Agent has resigned hereunder and no successor Agent has been appointed in such resigning Agent's stead, the Investors shall be deemed to be the "Agent" for purposes of this Agreement and the other Transaction Documents and Investors shall act as Agent hereunder and under the Transaction Documents until a successor Agent is so appointed.

(b) Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

9.6. Collateral Matters.

(a) Each Investor expressly and irrevocably authorizes and directs Agent to enter into any Collateral Documents and other Transaction Documents for the benefit of Investors. Each Investor hereby agrees, and each holder of any Note by the acceptance thereof will be deemed to agree, that, except as otherwise set forth herein, any action taken by the Agent in accordance with the provisions of this Agreement or the Transaction Documents and the exercise by the Agent of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all Investors. Agent is hereby authorized on behalf of all Investors, without the necessity of any notice to or further consent from any Investor, from time to time, to take any action with respect to any Collateral or Transaction Documents which may be necessary to perfect and maintain perfected the security interest in and Liens upon the Collateral granted pursuant to any of the Transaction Documents. In this regard, each Investor authorizes and directs Agent to take such action, which Agent, in its discretion (subject only to applicable law), deems necessary or desirable with respect to Collateral located in a foreign jurisdiction to carry out the intent of this Agreement.

(b) Investors hereby expressly and irrevocably authorize Agent to release any Lien granted to or held by Agent upon any Collateral upon termination of this Agreement and payment and satisfaction of all of the Liabilities at any time arising under or in respect of this Agreement and the other Transaction Documents or the transactions contemplated hereby or thereby. In addition, Investors hereby authorize Agent to release any Lien granted to or held by Agent upon any Collateral (i) constituting property being sold or disposed of upon receipt of the proceeds of such sale by Agent if the Company certifies to Agent that the sale or disposition is made in compliance with this Agreement (and Agent may rely conclusively on any such certificate, without further inquiry), or (ii) constituting Collateral with a value as certified to Agent by the Company of less than $10,000 in the aggregate in any fiscal year (and Agent may rely conclusively on any such certificate, without further inquiry). Upon request by Agent at any time, Investors will confirm in writing Agent's authority to release particular types or items of Collateral pursuant to this Section 9.6.

(c) Upon the release of any Lien in accordance with Section 9.6(b), and upon at least five (5) Business Days' prior written request by the Company, Agent shall (and is hereby

expressly and irrevocably authorized by Investors to) execute such documents as may be necessary to evidence the release of such Liens; provided that (i) Agent shall not be required to execute any such document on terms which, in Agent's reasonable opinion, would expose Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty and (ii) such release shall not in any manner discharge, affect or impair the Liabilities or any Liens upon (or obligations of the Company in respect of) all interests retained by the Company, including (without limitation) the proceeds of the sale, all of which shall continue to constitute part of the Collateral. In the event of any sale or transfer of Collateral, or any foreclosure with respect to any of the Collateral, Agent shall be authorized to deduct all of the expenses reasonably incurred by Agent from the proceeds of any such sale, transfer or foreclosure.

(d) Agent shall have no obligation whatsoever to Investors or to any other Person to assure that the Collateral exists or is owned by the Company or any other Person or is cared for, protected or insured or that the Liens granted to Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to Agent in this Section 9.6 or in any of the Transaction Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, Agent may act in any manner it may deem appropriate, in its sole discretion, and that Agent shall have no duty or liability whatsoever to the Investors, except for its gross negligence or willful misconduct as determined by a court of competent jurisdiction pursuant to a final, non-appealable order.

10. Miscellaneous.

10.1. Compensation of Placement Agent. The Investor acknowledges that it is aware that the Placement Agent will receive from the Company, in consideration for its services as financial advisor and placement agent in respect of the transactions contemplated hereby, (a) a commission success fee equal to 8% of the Principal Amount of the Notes sold at each Closing, payable in cash, (b) an expense allowance, which shall include reimbursement of legal expenses incurred in connection with the transactions contemplated hereby, not to exceed $40,000 without the Company's approval, payable in cash, and (c) five-year warrants, exercisable six months after the date of issuance, to purchase shares of the Company's Common Stock equal to ten percent (10.0%) of the number of shares of Common Stock into which the Notes are convertible, at an exercise price per share equal to $1.30.

10.2. Notices. All notices, requests, demands and other communications provided in connection with this Agreement shall be in writing and shall be deemed to have been duly given at the time when hand delivered, delivered by express courier, or sent by facsimile (with receipt confirmed by the sender's transmitting device) in accordance with the contact information provided below or such other contact information as the parties may have duly provided by notice.

The Company:

Bridgeline Digital, Inc. 80 Blanchard Road Burlington, Massachusetts 01803 Telephone: (781) 376-5555 Facsimile: (781) 376-5033 Attention: Mr. Thomas L. Massie, President and Chief Executive Officer	With a copy to:	Morse, Barnes-Brown & Pendleton, P.C. CityPoint 230 Third Avenue, 4th Floor Waltham, Massachusetts 02451 Telephone: (781) 622-5930 Facsimile: (781) 622-5933 Attention: Joseph C. Marrow, Esq.

The Investors:

As per the contact information provided on the signature pages hereof.

Taglich Brothers, Inc.:

Taglich Brothers, Inc. 275 Madison Avenue, Suite 1618 New York, NY 10016 Telephone: (212) 661-6886 Facsimile: (212) 661-6824 Attention: Robert C. Schroeder Vice President, Investment Banking	With a copy to:	Sichenzia Ross Friedman Ference LLP 61 Broadway, 32nd Floor New York, New York 10006 Telephone: (212) 930-9700 Facsimile: (212) 930-9725 Attention: Marc Ross, Esq.

10.3 Survival of Representations and Warranties. Each party hereto covenants and agrees that the representations and warranties of such party contained in this Agreement shall survive the Closing. Each Investor shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

10.4 Indemnification.

(a) The Company agrees to indemnify and hold harmless each Investor and its Affiliates and their respective directors, officers, employees and agents from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, "Losses") to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Transaction Documents, and will reimburse any such Person for all such amounts as they are incurred by such Person.

(b) Promptly after receipt by any Investor (the "Indemnified Person") of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 10.4, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; or (ii) in the reasonable judgment of counsel to such Indemnified Person representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Company shall indemnify and hold harmless such Indemnified Person from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such

Indemnified Person from all liability arising out of such proceeding.

10.5. Entire Agreement. This Agreement contains the entire agreement between the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter contained herein.

10.6 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and, except for the Placement Agent and other registered broker-dealers, if any, who are specifically agreed to be and acknowledged by each party as third party beneficiaries hereof, is not for the benefit of, nor may any provision hereof be enforced by, any other person.

10.7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Investor shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, but subject to the provisions of Section 6.1 hereof, any Investor may, without the consent of the Company, assign some or all of its rights hereunder to any person that purchases Securities in a private transaction from an Investor or to any of its "affiliates," as that term is defined under the 1934 Act.

10.8. Public Disclosures. The Company shall (x) on or before 8:30 a.m., New York time, on the first (1st) Business Day after the date of this Agreement, (x) issue a press release (the "Press Release") reasonably acceptable to the Investors disclosing all the material terms of the transactions contemplated by the Transaction Documents and (y) on or before 8:30 a.m., New York time, within three (3) Business Days after the date of this Agreement, file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching all the material Transaction Documents (including, without limitation, this Agreement (and all schedules to this Agreement) (including all attachments, the "8-K Filing"). From and after the issuance of the Press Release, the Company shall have disclosed all material, non-public information (if any) delivered to any of the Investors by the Company in connection with the transactions contemplated by the Transaction Documents. Neither the Company nor any Investor shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of any Investor, to make the Press Release and any other press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Investor shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the applicable Investor (which may be granted or withheld in such Investor's sole discretion), the Company shall not disclose the name of such Investor in any filing (other than the 8-K Filing, any Registration Statement registering the Conversion Shares and any other filing as is required by applicable law and regulations), announcement, release or otherwise.

10.9. Binding Effect; Benefits. This Agreement and all the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; nothing in this Agreement, expressed or implied, is intended to confer on any persons other than the parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

10.10. Amendment; Waivers. All modifications, amendments or waivers to this Agreement shall require the written consent of both the Company and a majority-in-interest of the Investors (based on the principal face amount of Notes purchased hereunder).

10.11. Applicable Law; Disputes. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of law provisions thereof, and the parties hereto irrevocably submit to the exclusive jurisdiction of the United States District Court for the Southern District of New York, or, if jurisdiction in such court is lacking, the Supreme Court of the State of New York, New York County, in respect of any dispute or matter arising out of or connected with this Agreement.

10.12. Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

10.13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Agreement may also be executed via facsimile or by e-mail delivery of a ".pdf" format data file, which shall be deemed an original.

10.14 Independent Nature of Investors. The obligations of each Investor under this Agreement or other transaction document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement or any other transaction document. Each Investor shall be responsible only for its own representations, warranties, agreements and covenants hereunder. The decision of each Investor to purchase Notes pursuant to this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any other transaction document, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Except as otherwise provided in this Agreement or any other transaction document, each Investor shall be entitled to independently protect and enforce its rights arising out of this Agreement or out of the other transaction documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. Each Investor has been represented by its own separate legal counsel in connection with the transactions contemplated hereby and acknowledge and understand that Sichenzia Ross Friedman Ference LLP has served as counsel to the Placement Agent only.

[SIGNATURE PAGES IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Note Purchase Agreement to be duly executed as of the date first above written.

BRIDGELINE DIGITAL, INC.

By: /s/Michael D. Prinn
Michael D. Prinn
Executive Vice President and
Chief Financial Officer

TAGLICH BROTHERS, INC.
As Agent

By: /s/Robert C. Schroeder
Robert C. Schroeder
Vice President

INVESTORS:

The Investors executing the Signature Page in the form attached hereto as Annex A and delivering the same to the Company or its agents shall be deemed to have executed this Agreement and agreed to the terms hereof.

Schedule 4.4

Capitalization

Certain stockholders that acquired shares of the Company's Common Stock in connection with the sale of their businesses to the Company were granted "piggyback" registration rights such that if the Company registers any securities for public sale for the benefit of any member of the Company's management team or any stockholder that acquired their shares through the sale of their business to the Company, such stockholders will have the right to include their shares in a registration statement. In connection with that certain private placement dated October 29, 2010, the Company issued 1,000,000 shares of Common Stock to investors (the "October 2010 Private Placement"). In connection with the October 2010 Private Placement, the Company granted "piggyback" registration rights to investors in such October 2010 Private Placement. In connection with that certain private placement dated May 31, 2012, the Company issued 2,173,913 shares of Common Stock to investors (the "May 2012 Private Placement"). In connection with the May 2012 Private Placement, the Company granted "piggyback" registration rights to investors in such May 2012 Private Placement. In connection with that certain private placement dated October 29, 2010, the Company issued 1,000,000 shares of Common Stock to investors (the "October 2010 Private Placement"). In connection with that certain private placement dated June 19, 2013, the Company issued 2,300,000 shares of Common Stock to investors (the "June 2013 Private Placement"). In connection with the June 2013 Private Placement, the Company granted "piggyback" registration rights to investors in such June 2013 Private Placement.

On or about October 15, 2010, the Company issued Warrants to Purchase Common Stock exercisable for up to 50,000 shares of Common Stock. The Warrants to Purchase Common Stock terminate on or about October 15, 2015. As of the Closing, Warrants to Purchase Common Stock exercisable for 50,000 shares remain outstanding and unexercised. The Warrants to Purchase Common Stock were granted at exercise prices of $1.00 (25,000 shares) and $2.00 (25,000 shares) per share.

On or about May 31, 2012, the Company issued Warrants to Purchase Common Stock exercisable for up to 217,391 shares of Common Stock. The Warrants to Purchase Common Stock terminate on or about May 31, 2017. As of the Closing, Warrants to Purchase Common Stock exercisable for 217,931 shares remain outstanding and unexercised. The Warrants to Purchase Common Stock were granted at an exercise price of $1.40 per share.

On or about June 19, 2013, the Company issued Warrants to Purchase Common Stock exercisable for up to 322,000 shares of Common Stock. The Warrants to Purchase Common Stock terminate on or about June 19, 2018. As of the Closing, Warrants to Purchase Common Stock exercisable for 322,000 shares remain outstanding and unexercised. The Warrants to Purchase Common Stock were granted at an exercise price of $1.25 per share.

Schedule 4.20

Title

See attached liens.

Delaware

The First State

CERTIFICATE

SEARCHED SEPTEMBER 27, 2013, AT 8:49 A.M.
FOR DEBTOR "BRIDGELINE DIGITAL, INC."

1 OF 6 FINANCING STATEMENT 83315726
EXPIRATION DATE: SEPTEMBER 30, 2018

DEBTOR:	BRIDGELINE SOFTWARE INC			ADDED REMOVED 04-09-10
DEBTOR:	BRIDGELINE SOFTWARE, INC. 10 SIXTH ROAD WOBURN	MA	01801	ADDED 09-30-08 REMOVED 03-26-10
DEBTOR:	BRIDGELINE DIGITAL, INC. 10 SIXTH ROAD WOBURN	MA	01801	ADDED 03-26-10 REMOVED 03-15-12
DEBTOR:	BRIDGELINE DIGITAL, INC. 10 SIXTH RD WOBURN	MA	01801	ADDED 04-09-10
DEBTOR:	BRIDGELINE DIGITAL, INC. 80 BLANCHARD RD BURLINGTON	MA	01803	ADDED 03-15-12
SECURED:	SILICON VALLEY BANK 3003 TASMAN DRIVE SANTA CLARA	CA	95054	ADDED 09-30-08

F I L I N G H I S T O R Y

83315726	FILED 09-30-08	AT 3:06 P.M.	FINANCING STATEMENT
84290050	FILED 12-29-08	AT 10:31 A.M.	AMENDMENT
01050032	FILED 03-26-10	AT 12:29 P.M.	AMENDMENT
01247596	FILED 04-09-10	AT 7:50 P.M.	AMENDMENT
21001603	FILED 03-15-12	AT 11:31 A.M.	AMENDMENT
32119106	FILED 06-04-13	AT 4:27 P.M.	CONTINUATION

2 OF 6 FINANCING STATEMENT 03634866
EXPIRATION DATE: OCTOBER 18, 2015

DEBTOR:	BRIDGELINE DIGITAL, INC. 10 SIXTH RD WOBURN	MA	01801	ADDED 10-18-10
SECURED:	DELL FINANCIAL SERVICES L.L.C. MAIL STOP-PS2DF-23 ONE DELL WAY			ADDED 10-18-10

Jeffrey W. Bullock, Secretary of State

20133769735UCXN
131135401

AUTHENTICATION: 0770750
DATE: 09-27-13

ROUND ROCK TX 78682

F I L I N G H I S T O R Y

03634866 FILED 10-18-10 AT 4:31 P.M. FINANCING STATEMENT

3 OF 6 FINANCING STATEMENT 31353722

EXPIRATION DATE: APRIL 9, 2018

DEBTOR: BRIDGELINE DIGITAL, INC.
80 BLANCHARD ROAD ADDED 04-09-13
BURLINGTON MA 01803

SECURED: APPLE FINANCIAL SERVICES
PO BOX 35701 ADDED 04-09-13
BILLINGS MT 59107--570

F I L I N G H I S T O R Y

31353722 FILED 04-09-13 AT 1:26 P.M. FINANCING STATEMENT

4 OF 6 FINANCING STATEMENT 32377464

EXPIRATION DATE: JUNE 20, 2018

DEBTOR: BRIDGELINE DIGITAL, INC.
80 BLANCHARD ROAD ADDED 06-20-13
BURLINGTON MA 01803

SECURED: APPLE FINANCIAL SERVICES
PO BOX 35701 ADDED 06-20-13
BILLINGS MT 59107--570

F I L I N G H I S T O R Y

32377464 FILED 06-20-13 AT 4:11 P.M. FINANCING STATEMENT

5 OF 6 LEASE 32581008

EXPIRATION DATE: JULY 3, 2018

DEBTOR: BRIDGELINE DIGITAL, INC.
80 BLANCHARD RD. ADDED 07-03-13
BURLINGTON MA 01803

SECURED: DE LAGE LANDEN FINANCIAL SERVICES, INC.
1111 OLD EAGLE SCHOOL ROAD ADDED 07-03-13
WAYNE PA 19087

F I L I N G H I S T O R Y

32581008 FILED 07-03-13 AT 4:44 P.M. LEASE

6 OF 6 FINANCING STATEMENT 33340529

EXPIRATION DATE: AUGUST 27, 2018

DEBTOR: BRIDGELINE DIGITAL, INC.

Jeffrey W. Bullock, Secretary of State

20133769735UCXN

131135401

AUTHENTICATION: 0770750

DATE: 09-27-13

```
         80 BLANCHARD ROAD                                 ADDED 08-27-13
         BURLINGTON                    MA  01803
SECURED: TFG-GEORGIA, L.P.
         6995 UNION PARK CENTER, SUITE 40                  ADDED 08-27-13
         0
         COTTONWOOD HEIGHTS            UT  84047
               F I L I N G   H I S T O R Y
33340529  FILED 08-27-13    AT 11:02 A.M.  FINANCING STATEMENT
          E N D   O F   F I L I N G   H I S T O R Y
```

THE UNDERSIGNED FILING OFFICER HEREBY CERTIFIES THAT THE ABOVE LISTING IS A RECORD OF ALL PRESENTLY EFFECTIVE FINANCING STATEMENTS, FEDERAL TAX LIENS AND UTILITY SECURITY INSTRUMENTS FILED IN THIS OFFICE WHICH NAME THE ABOVE DEBTOR, AS OF SEPTEMBER 13, 2013 AT 11:59 P.M.

Jeffrey W. Bullock, Secretary of State

20133769735UCXN

131135401

AUTHENTICATION: 0770750

DATE: 09-27-13

DELAWARE DEPARTMENT OF STATE
U.C.C. FILING SECTION
FILED 03:06 PM 09/30/2008
INITIAL FILING # 2008 3315726

SRV: 081000048

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Corporation Service Company
2711 Centerville Road, Suite 400
Wilmington, DE 19808

Silicon Valley Bank

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

Field	Value
1a. ORGANIZATION'S NAME	BRIDGELINE SOFTWARE, INC.
OR 1b. INDIVIDUAL'S LAST NAME / FIRST NAME / MIDDLE NAME / SUFFIX	
1c. MAILING ADDRESS	10 Sixth Road
CITY	Woburn
STATE	MA
POSTAL CODE	01801
COUNTRY	USA
1d. SEE INSTRUCTIONS / ADD'L INFO RE ORGANIZATION DEBTOR	
1e. TYPE OF ORGANIZATION	CORP
1f. JURISDICTION OF ORGANIZATION	DE
1g. ORGANIZATIONAL ID #, if any	3278997
NONE	☐

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

Field	Value
2a. ORGANIZATION'S NAME	
OR 2b. INDIVIDUAL'S LAST NAME / FIRST NAME / MIDDLE NAME / SUFFIX	
2c. MAILING ADDRESS / CITY / STATE / POSTAL CODE / COUNTRY	
2d. SEE INSTRUCTIONS / ADD'L INFO RE ORGANIZATION DEBTOR	
2e. TYPE OF ORGANIZATION	
2f. JURISDICTION OF ORGANIZATION	
2g. ORGANIZATIONAL ID #, if any	
NONE	☐

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

Field	Value
3a. ORGANIZATION'S NAME	SILICON VALLEY BANK
OR 3b. INDIVIDUAL'S LAST NAME / FIRST NAME / MIDDLE NAME / SUFFIX	
3c. MAILING ADDRESS	3003 TASMAN DRIVE
CITY	SANTA CLARA
STATE	CA
POSTAL CODE	95054
COUNTRY	USA

4. This FINANCING STATEMENT covers the following collateral:

All assets of the Debtor, except such assets which are specifically excluded as described on Exhibit A attached hereto and incorporated herein by reference.
The sale or other disposition of any of the Collateral by the Debtor or any other person shall be deemed to violate the rights of the Secured Party.

5. ALTERNATIVE DESIGNATION [if applicable]: ☐ LESSEE/LESSOR ☐ CONSIGNEE/CONSIGNOR ☐ BAILEE/BAILOR ☐ SELLER/BUYER ☐ AG. LIEN ☐ NON-UCC FILING

6. ☐ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA

DE-Secretary Of State

Corporation Service Company
2711 Centerville Rd, Ste. 400
Wilmington, DE 19808

EXHIBIT A

DEBTOR	SECURED PARTY
BRIDGELINE SOFTWARE, INC. 10 Sixth Road Woburn, MA 01801	SILICON VALLEY BANK 3003 Tasman Drive Santa Clara, CA 95054

Debtor is an organization

TYPE OF ORGANIZATION	JURISDICTION OF ORGANIZATION	ORGANIZATIONAL ID NO.
Corporation	Delaware	3278997

The collateral consists of all of Debtor's right, title and interest in and to the following personal property:

All goods, accounts (including health-care receivables), equipment, inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, general intangibles (except as provided below), commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and

All Debtor's books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

Notwithstanding the foregoing, the collateral does not include any of the following, whether now owned or hereafter acquired, any copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions, and continuations-in-part of the same, trademarks, service marks and, to the extent permitted under applicable law, any applications therefor, whether registered or not, and the goodwill of the business of Debtor connected with and symbolized thereby, know-how, operating manuals, trade secret rights, rights to unpatented inventions, and any claims for damage by way of any past, present, or future infringement of any of the foregoing; provided, however, the collateral shall include all accounts, license and royalty fees and other revenues, proceeds, or income arising out of or relating to any of the foregoing.

Except as otherwise permitted by written agreement with the Secured Party, the Debtor is prohibited from (1) granting any other security interest in any of the above and (2) disposing of any of its assets with the exceptions described in a certain Loan and Security Agreement by and between the Debtor and Secured Party.

This UCC Financing Statement also provides notification that Debtor has agreed, among other things not to sell, transfer, assign, mortgage, pledge, lease, grant a security interest in or encumber any of Debtor's intellectual property without Secured Party's written consent.

Unless otherwise expressly agreed to in writing by the Secured Party, any receipt of proceeds of the disposition of any collateral by any person other than the Secured Party, which proceeds are not paid over to the Secured Party, violates the rights of the Secured Party.

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER (optional)

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

CORPORATION SERVICE COMPANY
2711 CENTERVILLE ROAD,
SUITE 400
WILMINGTON DE 19808-1645

DELAWARE DEPARTMENT OF STATE
U.C.C. FILING SECTION
FILED 10:31 AM 12/29/2008
INITIAL FILING # 2008 3315726
AMENDMENT # 2008 4290050
SRV: 081231632

1a. INITIAL FINANCING STATEMENT FILE #
2008 3315726

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS.

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. ☐ ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐ CHANGE name and/or address: Give current record name in item 6a or 6b; also give new name (if name change) in item 7a or 7b and/or new address (if address change) in item 7c.
☐ DELETE name: Give record name to be deleted in item 6a or 6b.
☐ ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7d-7g (if applicable).

6. CURRENT RECORD INFORMATION:

6a. ORGANIZATION'S NAME			
OR 6b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7. CHANGED (NEW) OR ADDED INFORMATION:

7a. ORGANIZATION'S NAME					
OR 7b. INDIVIDUAL'S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX
7c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION			

8. AMENDMENT (COLLATERAL CHANGE): check only one box.

Describe collateral ☐ deleted or ☐ added, or give entire ☒ restated collateral description, or describe collateral ☐ assigned.

All assets of the debtor whether now existing or hereafter acquired.

9. NAME of SECURED PARTY of RECORD AUTHORIZING THIS AMENDMENT

SILICON VALLEY BANK

10. OPTIONAL FILER REFERENCE DATA

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER (optional)

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

CORPORATION SERVICE COMPANY
2711 CENTERVILLE ROAD,
SUITE 400
WILMINGTON DE 19808-1645

DELAWARE DEPARTMENT OF STATE
U.C.C. FILING SECTION
FILED 12:29 PM 03/26/2010
INITIAL FILING # 2008 3315726
AMENDMENT # 2010 1050032
SRV: 100321926

1a. INITIAL FINANCING STATEMENT FILE #
2008 3315726

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS.

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. ☐ ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☒ Debtor or ☐ Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☒ CHANGE name and/or address: Give current record name in item 6a or 6b; also give new name (if name change) in item 7a or 7b and/or new address (if address change) in item 7c.
☐ DELETE name: Give record name to be deleted in item 6a or 6b.
☐ ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7d-7g (if applicable).

6. CURRENT RECORD INFORMATION:

6a. ORGANIZATION'S NAME: BRIDGELINE SOFTWARE, INC.

OR

6b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7. CHANGED (NEW) OR ADDED INFORMATION:

7a. ORGANIZATION'S NAME: BRIDGELINE DIGITAL, INC.

OR

7b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10 SIXTH ROAD	WOBURN	MA	01801	US

7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION
CORPORATION	DE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.

Describe collateral ☐ deleted or ☐ added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

9. NAME of SECURED PARTY of RECORD AUTHORIZING THIS AMENDMENT
SILICON VALLEY BANK

10. OPTIONAL FILER REFERENCE DATA

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

Corporation Service Company 8008585294

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

CORPORATION SERVICE COMPANY
2711 CENTERVILLE ROAD
SUITE 400
WILMINGTON DE 19808

DELAWARE DEPARTMENT OF STATE
U.C.C. FILING SECTION
FILED 07:50 PM 04/09/2010
INITIAL FILING # 2008 3315726
AMENDMENT # 2010 1247596
SRV: 100370581

1a. INITIAL FINANCING STATEMENT FILE #

2008 3315726

1b. [ ] This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS.

2. [ ] TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. [ ] CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. [ ] ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects [#] Debtor or [ ] Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

[#] CHANGE name and/or address: Give current record name in item 6a or 6b; also give new name (if name change) in item 7a or 7b and/or new address (if address change) in item 7c. [ ] DELETE name: Give record name to be deleted in item 6a or 6b. [ ] ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7d-7g (if applicable).

6. CURRENT RECORD INFORMATION:

6a. ORGANIZATION'S NAME

BRIDGELINE SOFTWARE INC

OR

6b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7. CHANGED (NEW) OR ADDED INFORMATION:

7a. ORGANIZATION'S NAME

BRIDGELINE DIGITAL, INC.

OR

7b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10 SIXTH RD	WOBURN	MA	01801	US

7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION
CORPORATION	DE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.

Describe collateral [ ] deleted or [ ] added, or give entire [ ] restated collateral description, or describe collateral [ ] assigned.

9. NAME of SECURED PARTY of RECORD AUTHORIZING THIS AMENDMENT

SILICON VALLEY BANK

10. OPTIONAL FILER REFERENCE DATA

CP65BFA/TN/BRIDGELINEDIG/UCCAMEND [49422621]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

Corporation Service Company 8008585294

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

CORPORATION SERVICE COMPANY
2711 CENTERVILLE ROAD
SUITE 400

WILMINGTON DE 19808

DELAWARE DEPARTMENT OF STATE
U.C.C. FILING SECTION
FILED 11:31 AM 03/15/2012
INITIAL FILING # 2008 3315726
AMENDMENT # 2012 1001603
SRV: 120314387

1a. INITIAL FINANCING STATEMENT FILE #

2008 3315726

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS.

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. ☐ ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☒ Debtor or ☐ Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☒ CHANGE name and/or address: Give current record name in item 6a or 6b; also give new name (if name change) in item 7a or 7b and/or new address (if address change) in item 7c.
☐ DELETE name: Give record name to be deleted in item 6a or 6b.
☐ ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7d-7g (if applicable).

6. CURRENT RECORD INFORMATION:

6a. ORGANIZATION'S NAME: BRIDGELINE DIGITAL, INC.

OR

6b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7. CHANGED (NEW) OR ADDED INFORMATION:

7a. ORGANIZATION'S NAME: BRIDGELINE DIGITAL, INC.

OR

7b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
80 BLANCHARD RD	BURLINGTON	MA	01803	US

7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION
CORPORATION	DE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.

Describe collateral ☐ deleted or ☐ added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

9. NAME of SECURED PARTY of RECORD AUTHORIZING THIS AMENDMENT

SILICON VALLEY BANK

10. OPTIONAL FILER REFERENCE DATA

CP65BFA/TD/BRIDGELINEDIG/UCCAMEND [64933647]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

Corporation Service Company 8008585294

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

CORPORATION SERVICE COMPANY
2711 CENTERVILLE ROAD
SUITE 400
WILMINGTON DE 19808

DELAWARE DEPARTMENT OF STATE
U.C.C. FILING SECTION
FILED 04:27 PM 06/04/2013
INITIAL FILING # 2008 3315726
AMENDMENT # 2013 2119106
SRV: 130735863

1a. INITIAL FINANCING STATEMENT FILE #
2008 3315726

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS.

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. ☒ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. ☐ ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐ CHANGE name and/or address: Give current record name in item 6a or 6b; also give new name (if name change) in item 7a or 7b and/or new address (if address change) in item 7c.

☐ DELETE name: Give record name to be deleted in item 6a or 6b.

☐ ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7d-7g (if applicable).

6. CURRENT RECORD INFORMATION:

6a. ORGANIZATION'S NAME

OR

6b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7. CHANGED (NEW) OR ADDED INFORMATION:

7a. ORGANIZATION'S NAME

OR

7b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION

8. AMENDMENT (COLLATERAL CHANGE): check only one box.

Describe collateral ☐ deleted or ☐ added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

9. NAME of SECURED PARTY of RECORD AUTHORIZING THIS AMENDMENT

Silicon Valley Bank

10. OPTIONAL FILER REFERENCE DATA

CP65AFA Debtor: BRIDGELINE SOFTWARE INC - KXU/CONT

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

8008335778

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

UCC DIRECT SERVICES
2727 ALLEN PARKWAY
SUITE 1000

HOUSTON TX 77019

DELAWARE DEPARTMENT OF STATE
U.C.C. FILING SECTION
FILED 04:31 PM 10/18/2010
INITIAL FILING # 2010 3634866

SRV: 101005057

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION'S NAME: BRIDGELINE DIGITAL, INC.					
OR 1b. INDIVIDUAL'S LAST NAME	FIRST NAME		MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS: 10 SIXTH RD	CITY: WOBURN		STATE: MA	POSTAL CODE: 01801	COUNTRY: US
1e. TYPE OF ORGANIZATION: CORPORATION	1f. JURISDICTION OF ORGANIZATION: DE				

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION'S NAME					
OR 2b. INDIVIDUAL'S LAST NAME	FIRST NAME		MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS	CITY		STATE	POSTAL CODE	COUNTRY
2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION				

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a. ORGANIZATION'S NAME: DELL FINANCIAL SERVICES L.L.C.					
OR 3b. INDIVIDUAL'S LAST NAME	FIRST NAME		MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS: MAIL STOP-PS2DF-23 ONE DELL WAY	CITY: ROUND ROCK		STATE: TX	POSTAL CODE: 78682	COUNTRY: US

4. This FINANCING STATEMENT covers the following collateral:

All computer equipment, peripherals, and other equipment (collectively "Equipment") wherever located, financed under and described in the Master Lease Agreement ("MLA") between Lessee and Lessor and all of Lessee's rights, title and interest in and to use any software and services (collectively "Software") financed under and described in the MLA, along with any modifications or supplements to the MLA which are incorporated or evidenced in writing and all substitutions, additions, accessions and replacements to the Equipment or Software now or hereafter installed in, affixed to, or used in conjunction with the Equipment or Software and the proceeds thereof together with all payments, insurance proceeds, credits or refunds obtained by Lessee from a manufacturer, licensor or service provider, or other proceeds and payments due and to become due and arising from or relating to such Equipment, Software or the MLA.

5. ALTERNATIVE DESIGNATION - Lessee-Lessor

6. ☐ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable] | 7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA

DE-0-43026242

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

Corporation Service Company 8008585294

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

CORPORATION SERVICE COMPANY
2711 CENTERVILLE ROAD
SUITE 400
WILMINGTON DE 19808

DELAWARE DEPARTMENT OF STATE
U.C.C. FILING SECTION
FILED 01:26 PM 04/09/2013
INITIAL FILING # 2013 1353722

SRV: 130414863

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION'S NAME BRIDGELINE DIGITAL, INC.					
OR 1b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME			SUFFIX
1c. MAILING ADDRESS 80 BLANCHARD ROAD	CITY BURLINGTON	STATE MA	POSTAL CODE 01803		COUNTRY US
1e. TYPE OF ORGANIZATION CORPORATION	1f. JURISDICTION OF ORGANIZATION DE				

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION'S NAME					
OR 2b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME			SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE		COUNTRY
2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION				

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a. ORGANIZATION'S NAME APPLE FINANCIAL SERVICES					
OR 3b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME			SUFFIX
3c. MAILING ADDRESS PO BOX 35701	CITY BILLINGS	STATE MT	POSTAL CODE 59107-570		COUNTRY US

4. This FINANCING STATEMENT covers the following collateral:

All Equipment, described herein or otherwise, leased to or financed for the Debtor by Secured Party under that certain Lease Agreement No. 8774518-001 including all accessories, accessions, replacements, additions, substitutions, add-ons and upgrades thereto, and any proceeds therefrom.

6. ☐ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA

EFS - Indirect - 8774518001 [74995678]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

Corporation Service Company 8008585294

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

CORPORATION SERVICE COMPANY
2711 CENTERVILLE ROAD
SUITE 400
WILMINGTON DE 19808

DELAWARE DEPARTMENT OF STATE
U.C.C. FILING SECTION
FILED 04:11 PM 06/20/2013
INITIAL FILING # 2013 2377464

SRV: 130799143

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION'S NAME: BRIDGELINE DIGITAL, INC.					
OR 1b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME			SUFFIX
1c. MAILING ADDRESS: 80 BLANCHARD ROAD	CITY: BURLINGTON	STATE: MA	POSTAL CODE: 01803		COUNTRY: US
1e. TYPE OF ORGANIZATION: CORPORATION	1f. JURISDICTION OF ORGANIZATION: DE				

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION'S NAME				
OR 2b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION			

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a. ORGANIZATION'S NAME: APPLE FINANCIAL SERVICES				
OR 3b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS: PO BOX 35701	CITY: BILLINGS	STATE: MT	POSTAL CODE: 59107-570	COUNTRY: US

4. This FINANCING STATEMENT covers the following collateral:

All Equipment, described herein or otherwise, leased to or financed for the Debtor by Secured Party under that certain Business Lease Agreement No. 8786334-001 including all accessories, accessions, replacements, additions, substitutions, add-ons and upgrades thereto, and any proceeds therefrom.

6. [ ] This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] [ ] All Debtors [ ] Debtor 1 [ ] Debtor 2

8. OPTIONAL FILER REFERENCE DATA

EFS - Indirect - Technology and Services - 8786334

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Corporation Service Company 1-866-484-2382

B. E-MAIL CONTACT AT FILER (optional)
SPRFiling@cscinfo.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

77709574 - 336280
Corporation Service Company
801 Adlai Stevenson Drive
Springfield, IL 62703

Filed In: Delaware (S.O.S.)

DELAWARE DEPARTMENT OF STATE
U.C.C. FILING SECTION
FILED 04:44 PM 07/03/2013
INITIAL FILING # 2013 2581008

SRV: 130848266

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME BRIDGELINE DIGITAL, INC.			
OR 1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX
1c. MAILING ADDRESS 80 BLANCHARD RD.	CITY BURLINGTON	STATE MA / POSTAL CODE 01803	COUNTRY USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME			
OR 2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX
2c. MAILING ADDRESS	CITY	STATE / POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME De Lage Landen Financial Services, Inc.			
OR 3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX
3c. MAILING ADDRESS 1111 Old Eagle School Road	CITY Wayne	STATE PA / POSTAL CODE 19087	COUNTRY USA

4. COLLATERAL: This financing statement covers the following collateral:
THE COLLATERAL DESCRIBED IN ATTACHMENT "A" ATTACHED HERETO AND MADE PART HEREOF, INCLUDING ALL ADDITIONS, ATTACHMENTS, ACCESSIONS, SUBSTITUTIONS, REPLACEMENTS AND PROCEEDS OF SUCH COLLATERAL.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☑ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA: TFV71297

77709574

Corporation Service Company
2711 Centerville Rd. Ste. 400
Wilmington, DE 19808

ATTACHMENT A
TO CO-LOCATION CONSENT AND WAIVER

Attachment A to Co-Location Consent and Waiver By and Between INTERNAP Co-Location Provider and BRIDGELINE DIGITAL, INC. (Lessee), in favor of De Lage Landen Financial Services, Inc. (Lessor)

VNXRACK-40U VNX 40U RACK WITH FRONT PANEL 2
VNX6GSDAE15 VNX 15X3.5 IN 6GB SAS EXP DAE -EMC RACK 13
VNX6GSDAE15P VNX57/75 15X3.5 6GB SAS PRIMARY DAE-E R 2
VNXSPS1KW VNX57/75 1.2KW SPS 15/25 DRV VLT DAE-E R 1
VNXCS VNX CONTROL STATION-EMC RACK 1
VDMM1GCUA VNX 1GBASE-T DM MODULE 4 PORT 2
VNX5700DME VNX5700 DME: 2 DATA MOVER+FC SLIC-E R 1
VDMMXG2TWBA VNX 2-PORT 10GBE TWINAX DM MODULE-FCTRY 2
VX-VS07-020 2TB 7200RPM 6GB SAS 3.5 CARRIER 84
VX-VS15-600 600GB 15K 520BPS 6GB SAS 3.5 CARRIER 116
VX-VS6F-200 200GB 6GB SAS FLASH DRIVE 8
V-VX-VS1560 3.5 600G 15K VAULT PCK 6GSDAE/DPE 1
FLVXVS6F-200 200GB FAST CACHE FLASH-15X3.5 DPE/DAE 5
MSASHD-MSAS10 ONE PR 5M MINI-SAS HD TO MINI-SAS CABLES 2
MSAS-MSAS-10 ONE PR OF MINI-SAS-MINI-SAS 10M CABLES 1
PW40U-60-USV CAB QUAD POWER CORD US TWISTLOCK 2
ESRS-GW-200 EMC SECURE REMOTE SUPPORT GATEWAY CLIENT 1
VNX57-KIT DOCUMENTATION KIT FOR VNX5700 1
RP-LS RECOVERPOINT LICENSE SOLUTION 1
456-104-617 RPISE LOC FOR LPS V57=IC 1
M-PRESW-001 36 MONTHS PREMIUM SOFTWARE SUPPORT 1
WU-PREHW-001 36 MONTHS PREMIUM HARDWARE SUPPORT - WARR UPG 1
UNIU-V57 UNISPHERE FOR UNIFIED FOR A VNX 5700 1
BASEP-V57 BASE FILE LICENSE (CIFS&FTP) FOR VNX5700 1
ADVP-V57 ADV FILE LICENSE (NFS; MPFS&PNFS)VNX5700 1
FSTC-V57 FAST CACHE FOR VNX5700 1 LPS-V57 LOCAL PROTECTION SUITE FOR VNX5700 1
VNXOE-57 VNX OE LICENSE MODEL FOR VNX5700 1
VNXOECAPTB VNX OE PER TB HI CAP-VNX5500;5700;7500 168
VNXOEPERFTB VNX OE PER TB PER FOR VNX5500;5700;7500 73
VNXOE32 VNX BLK & FILE OE INYO 1 ADMNRP5700 VNX MONITORING AND REPORTING-5700 1
VNX5700SPE VNX5700 SPE 4X6G SAS BE-EMC RACK 1 VSPM8GFFEA VNX 4 PORT 8G FC IO MODULE PAIR 3

PROVIDER SIGNATURE	
Provider Name	INTERNAP
Signature	[signature]
Print Name	DAVID HILBURN
Title	Director Credit & Collections
Date	6-25-2013

LESSEE SIGNATURE	
Lessee Name	BRIDGELINE DIGITAL, INC.
Signature X	[signature]
Print Name	Michael Prinn
Title	CFO
Date	6/28/13

12TFDOC082

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

Corporation Service Company 8008585294

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

CORPORATION SERVICE COMPANY
2711 CENTERVILLE ROAD
SUITE 400
WILMINGTON DE 19808

DELAWARE DEPARTMENT OF STATE
U.C.C. FILING SECTION
FILED 11:02 AM 08/27/2013
INITIAL FILING # 2013 3340529

SRV: 131027653

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION'S NAME					
BRIDGELINE DIGITAL, INC.					
OR 1b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX	
1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY	
80 BLANCHARD ROAD	BURLINGTON	MA	01803	US	
1e. TYPE OF ORGANIZATION	1f. JURISDICTION OF ORGANIZATION				

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION'S NAME				
OR 2b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION			

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a. ORGANIZATION'S NAME				
TFG-GEORGIA, L.P.				
OR 3b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
6995 UNION PARK CENTER, SUITE 40 0	COTTONWOOD HEIGHTS	UT	84047	US

4. This FINANCING STATEMENT covers the following collateral:

The "Collateral" covered by this financing statement shall consist of all equipment, goods and other property, however described, including all parts, substitutions and replacements thereof, and all attachments, additions, accessories and accessions thereto, whether now or hereafter acquired, existing or arising in connection with that certain Master Lease Agreement No. TFG/BL 082713 dated August 27, 2013, between TFG-Georgia, L.P., as Lessor, and Debtor, as Lessee, including Lease Schedule No. 001, dated August 27, 2013, as the same may be amended, and further including without limitation any other lease schedule entered into pursuant thereto, including without limitation any and all amendments, addenda and supplements thereto, together with all of the following as they relate to the Collateral: (a) contracts, documents of title, investment property, chattel paper, notes and instruments; (b) accounts, contact rights and general intangibles; (c) records, data, information and documentation; (d) proceeds, whether cash or non-cash, and products of the foregoing in any form; and (e) all rights, claims and remedies of Debtor arising in connection with any of the foregoing. Debtor has no independent or separate power, right or authority to encumber, transfer, sell, pledge or

5. ALTERNATIVE DESIGNATION - Lessee-Lessor

6. ☐ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable] | 7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA

[79257413]

UCC FINANCING STATEMENT ADDENDUM - COLLATERAL

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

9. NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT			
	9a. ORGANIZATION'S NAME BRIDGELINE DIGITAL, INC.		
OR	9b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME,SUFFIX

This FINANCING STATEMENT covers the following collateral

otherwise dispose of the Collateral or of any interest therein except as expressly directed by Lessor. This is a "True Lease" and this financing statement is for precautionary and informational purposes and not to suggest Lessor's interest in the Collateral is limited as a security interest only. The Collateral is owned by Lessor and leased to Lessee.

Annex A

Note Purchase Agreement
Investor Counterpart Signature Page

The undersigned, desiring to: (i) enter into this Note Purchase Agreement dated as of September 30, 2013 (the "**Agreement**"), with the undersigned, Bridgeline Digital, Inc., a Delaware corporation (the "**Company**"), in or substantially in the form furnished to the undersigned and (ii) purchase the Notes as set forth below, hereby agrees to purchase such Notes from the Company as of the Closing and further agrees to join the Agreement as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions thereof. The undersigned specifically acknowledges having read the representations in the Agreement section entitled "Representations, Warranties and Acknowledgments of the Investors," and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor.

Name of Investor:

If an entity:

Print Name of Entity:

____

By: __________________________
Name:
Title:

If an individual:

Print Name: ________________________

Signature: ________________________

If joint individuals:

Print Name: ________________________

Signature: ________________________

All Investors:

Address: ________________________
____
Telephone No.: ____________________
Facsimile No.: ____________________
Email Address: ____________________

The Investor hereby elects to purchase **$**__________ in Principal Amount of Notes **(to be completed by Investor)** at a Note Purchase Amount of $_________ **(to be completed by Investor).**

Exhibit A-1

First Closing held on September 30, 2013

Schedule of Investors

Investor	Principal Amount	Note Purchase Amount
EBS CONVERTIBLE FUND I LP	$ 1,000,000.00	$ 1,000,000.00
Alvin Fund LLC	$ 200,000.00	$ 200,000.00
SHADOW CAPITAL LLC	$ 150,000.00	$ 150,000.00
DENIS FORTIN	$ 100,000.00	$ 100,000.00
STERLING FAMILY INVESTMENT LLC	$ 100,000.00	$ 100,000.00
PAUL SEID	$ 100,000.00	$ 100,000.00
T MINA SUPPLY INC.	$ 100,000.00	$ 100,000.00
GARY ARNOLD AND PATRICIA ARNOLD TEN COM	$ 50,000.00	$ 50,000.00
ROBERT W ALLEN TRUST UAD 04/29/08 ROBERT W ALLEN TTEE	$ 50,000.00	$ 50,000.00
SUSAN M ALLEN TRUST UAD 04/29/08 SUSAN ALLEN TTEE	$ 50,000.00	$ 50,000.00
HOWARD A KALKA	$ 50,000.00	$ 50,000.00
MICHAEL DUNHAM	$ 35,000.00	$ 35,000.00
THOMAS C MINA	$ 15,000.00	$ 15,000.00
FIRST CLOSING TOTAL	$ 2,000,000.00	$ 2,000,000.00

Exhibit A-2

Subsequent Closing held on   , 2013

Schedule of Investors

Investor	Principal Amount	Note Purchase Amount

SECOND CLOSING TOTAL

Exhibit B

Form of 10% Secured Subordinated Convertible Note

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

IN ACCORDANCE WITH A CERTAIN SUBORDINATION AGREEMENT BY AND AMONG TAGLICH BROTHERS, INC., AS AGENT FOR THE HOLDER (THE "AGENT"), THE COMPANY AND THE SENIOR LENDER, THE HOLDER HAS SUBORDINATED THE INDEBTEDNESS OWED TO HOLDER UNDER THIS NOTE AND ANY SECURITY INTEREST OR LIEN THAT AGENT, ON BEHALF OF HOLDER, MAY HAVE IN ANY PROPERTY OF THE COMPANY TO THE INDEBTEDNESS OF COMPANY OWED TO THE SENIOR LENDER, AND TO THE SECURITY INTEREST OF THE SENIOR LENDER IN ALL ASSETS OF THE COMPANY, NOTWITHSTANDING THE RESPECTIVE DATES OF ATTACHMENT OR PERFECTION OF THE SECURITY INTEREST OF THE AGENT AND THE SENIOR LENDER.

Original Issue Date: **September 30, 2013**
Original Conversion Price (subject to adjustment herein): **$1.30**

$____________

10% SECURED SUBORDINATED CONVERTIBLE NOTE
DUE SEPTEMBER 30, 2016

THIS 10% SUBORDINATED SECURED CONVERTIBLE NOTE is one of a series of duly authorized and validly issued 10% Subordinated Secured Convertible Notes of Bridgeline Digital, Inc., a Delaware corporation, (the "Company"), having its principal place of business at 80 Blanchard Rd, Burlington, MA 01803, designated as its 10% Secured Subordinated Convertible Note due September 30, 2016 (this Note, the "Note" and, collectively with the other Notes of such series, the "Notes").

FOR VALUE RECEIVED, the Company promises to pay to ____________________ or its registered assigns (the "Holder"), or shall have paid pursuant

to the terms hereunder, the principal sum of $______________ on September 30, 2016 (the "Maturity Date") or such earlier date as this Note is required or permitted to be repaid as provided hereunder, and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note in accordance with the provisions hereof. This Note is subject to the following additional provisions:

Section 1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note, (a) capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement and (b) the following terms shall have the following meanings:

"Bankruptcy Event" means any of the following events: (a) the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof, (b) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement, (c) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment, (e) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors, (f) the Company or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts or (g) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

"Beneficial Ownership Limitation" shall have the meaning set forth in Section 4(d).

"Business Day" means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

"Buy-In" shall have the meaning set forth in Section 4(c)(v).

"Change of Control Transaction" means the occurrence after the date hereof of any of (a) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 50% of the voting securities of the Company

(other than by means of conversion or exercise of the Notes and the Securities issued together with the Notes), (b) the Company merges into or consolidates with any other Person, or any Person merges into or consolidates with the Company and, after giving effect to such transaction, the stockholders of the Company immediately prior to such transaction own less than 66% of the aggregate voting power of the Company or the successor entity of such transaction, (c) the Company sells or transfers all or substantially all of its assets to another Person and the stockholders of the Company immediately prior to such transaction own less than 66% of the aggregate voting power of the acquiring entity immediately after the transaction, (d) a replacement at one time or within a three year period of more than one-half of the members of the Board of Directors which is not approved by a majority of those individuals who are members of the Board of Directors on the Original Issue Date (or by those individuals who are serving as members of the Board of Directors on any date whose nomination to the Board of Directors was approved by a majority of the members of the Board of Directors who are members on the date hereof), or (e) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (d) above.

"Conversion" shall have the meaning ascribed to such term in Section 4.

"Conversion Date" shall have the meaning set forth in Section 4(a).

"Conversion Price" shall have the meaning set forth in Section 4(b).

"Conversion Schedule" means the Conversion Schedule in the form of Schedule 1 attached hereto.

"Conversion Shares" means, collectively, the shares of Common Stock issuable upon conversion of this Note in accordance with the terms hereof.

"Effective Date" means the date when a Registration Statement has been declared effective by the SEC.

"Equity Conditions" means, during the period in question, (a) the Company shall have duly honored all conversions and redemptions required to have been effected by virtue of one or more valid Notices of Conversion of the Holder, if any, (b)(i) there is an effective Registration Statement pursuant to which the Holder is permitted to utilize the prospectus thereunder to resell all of the shares of Common Stock issuable pursuant to the Notes (and the Company believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future) or (ii) all of the Conversion Shares issuable pursuant to the Notes, may be resold pursuant to Rule 144 without volume or manner-of-sale restrictions and the Company is in compliance with any applicable current public information requirements as determined by the counsel to the Company as set forth in a written opinion letter to such effect, addressed and acceptable to the Transfer Agent and the Holder (and the Company believes, in good faith, that such compliance will continue

uninterrupted for the foreseeable future), (c) the Common Stock is trading on a Trading Market and all of the shares issuable pursuant to the Transaction Documents are listed or quoted for trading on such Trading Market, (d) there is a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock for the issuance of all of the shares then issuable upon conversion of the Notes contemplated to be converted, (e) there is no existing Event of Default and no existing event which, with the passage of time or the giving of notice, would constitute an Event of Default, (f) the issuance of the shares in question to the Holder would not violate the limitations set forth in Section 4(d) herein, (g) there has been no public announcement of a pending or proposed Fundamental Transaction or Change of Control Transaction that has not been consummated, and (h) the applicable Holder is not in possession of any information provided by the Company that constitutes, or may constitute, material non-public information.

"Event of Default" shall have the meaning set forth in Section 8(a).

"Forced Conversion" shall have the meaning set forth in Section 6.

"Forced Conversion Date" shall have the meaning set forth in Section 6.

"Forced Conversion Notice" shall have the meaning set forth in Section 6.

"Forced Conversion Notice Date" shall have the meaning set forth in Section 6.

"Fundamental Transaction" means and one of the following: (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions (excluding specifically the license or other disposition of the Company's intellectual property in the ordinary course of business), (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination).

"Interest Notice Period" shall have the meaning set forth in Section 2(b).

"Interest Payment Date" shall have the meaning set forth in Section 2(a).

"Late Fees" shall have the meaning set forth in Section 2(d).

"Mandatory Default Amount" means the sum of (a) 120% of the outstanding principal amount of this Note, plus 100% of accrued and unpaid interest hereon, and (b) all other amounts, costs, expenses and liquidated damages due in respect of this Note.

"New York Courts" shall have the meaning set forth in Section 9(d).

"Note Register" shall have the meaning set forth in Section 2(c).

"Notice of Conversion" shall have the meaning set forth in Section 4(a).

"Original Issue Date" means the date of the first issuance of the Notes, regardless of any transfers of any Note and regardless of the number of instruments which may be issued to evidence such Notes.

"Permitted Indebtedness" means (a) the indebtedness evidenced by the Notes, (b) (i) the indebtedness existing on the Original Issue Date; and (ii) without duplication, indebtedness from time to time due and owing to Senior Lender, whether existing on the Original Issue Date or incurred by the Company at any time thereafter and (c) lease obligations and purchase money indebtedness incurred in connection with the acquisition of capital assets and lease obligations with respect to newly acquired or leased assets.

"Permitted Lien" means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Company) have been established in accordance with GAAP, (b) Liens imposed by law which were incurred in the ordinary course of the Company's business, such as carriers', warehousemen's and mechanics' Liens, statutory landlords' Liens, and other similar Liens arising in the ordinary course of the Company's business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Company and its consolidated Subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien, (c) Liens incurred in connection with Permitted Indebtedness under clauses (a), (b) and (d) thereunder, and (d) Liens incurred in connection with Permitted Indebtedness under clause (c) thereunder, provided that such Liens are not secured by assets of the Company or its Subsidiaries other than the assets so acquired or leased, or

cash collateral existing in a collateral account on the date hereof and identified as restricted cash on the Company's balance sheet.

"Purchase Agreement" means the Note Purchase Agreement, dated as of September 30, 2013 among the Company and the original Holders, as amended, modified or supplemented from time to time in accordance with its terms.

"Registration Statement" means a registration statement covering the resale of all the Conversion Shares issuable upon conversion of the outstanding Notes.

"Required Holders" means Holders of at least 67% in principal amount of the then outstanding Notes.

"SEC" means the United States Securities and Exchange Commission.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"Senior Lender" means Silicon Valley Bank and any of its successors and assigns.

"Share Delivery Date" shall have the meaning set forth in Section 4(c)(ii).

"Threshold Period" shall have the meaning set forth in Section 6.

"Trading Day" means a day on which the principal Trading Market is open for trading.

"Trading Market" means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE AMEX, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board (or any successors to any of the foregoing).

"VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported,

or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Notes then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

Section 2. Interest.

a) Payment of Interest in Cash. The Company shall pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note at the rate of 10% per annum, subject to adjustment as set forth herein, payable quarterly in arrears on the first Trading Day of each fiscal quarter, beginning on January 1, 2014 and on the Maturity Date (each such date, an "Interest Payment Date") (if any Interest Payment Date is not a Business Day, then the applicable payment shall be due on the next succeeding Business Day), in cash.

b) Interest Calculations. Interest on the outstanding principal amount shall be calculated on the basis of a 360-day year, consisting of twelve 30 calendar day periods, and shall accrue daily commencing on the Original Issue Date until payment or conversion in full of the outstanding principal, together with all accrued and unpaid interest, liquidated damages and other amounts which may become due hereunder, has been made. Interest hereunder will be paid to the Person in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note (the "Note Register").

c) Late Fee. All overdue accrued and unpaid interest to be paid hereunder shall entail a late fee at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law (the "Late Fees") which shall accrue daily from the date such interest is due hereunder through and including the date of actual payment in full.

d) Prepayment. The Company may prepay any portion of the principal amount of this Note without the prior written consent of the Holder, provided, however, that if the Company prepays any principal on or before the first anniversary of the Original Issue Date, the Company shall pay a premium equal to 10% of the amount of principal of this Note being prepaid.

Section 3. Registration of Transfers and Exchanges.

a) Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be payable for such registration of transfer or exchange.

b) Investment Representations. This Note has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and

may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations.

c) Reliance on Note Register. Prior to due presentment for transfer to the Company of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 4. Conversion.

a) Voluntary Conversion. At any time after the Original Issue Date until this Note is no longer outstanding, this Note shall be convertible, in whole or in part, into shares of Common Stock at the option of the Holder, at any time and from time to time (subject to the conversion limitations set forth in Section 4(d). The Holder shall effect conversions by delivering to the Company a Notice of Conversion, the form of which is attached hereto as Annex A (each, a "Notice of Conversion"), specifying therein the principal amount of this Note to be converted and the date on which such conversion shall be effected (such date, the "Conversion Date"). The Conversion Date shall be no earlier than the date that such Notice of Conversion is deemed delivered hereunder. If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is deemed delivered hereunder. To effect conversions hereunder, the Holder shall not be required to physically surrender this Note to the Company unless the entire principal amount of this Note, plus all accrued and unpaid interest thereon, has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note in an amount equal to the applicable conversion. The Company may deliver an objection to any Notice of Conversion within one (1) Business Day of delivery of such Notice of Conversion. Following delivery of the Notice of Conversion to the Company, the Company shall promptly update the Conversion Schedule (showing the principal amount(s) converted and the date of such conversion(s)) and deliver the same to the Holder. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. **The Holder, and any assignee by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note may be less than the amount stated on the face hereof.**

b) Conversion Price. The conversion price in effect on any Conversion Date shall be equal to **$1.30,** subject to adjustment herein (the "Conversion Price").

c) Mechanics of Conversion.

i. Conversion Shares Issuable Upon Conversion of Principal Amount. The number of Conversion Shares issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) the outstanding principal amount of this Note to be converted by (y) the Conversion Price.

ii. Delivery of Certificate Upon Conversion. Not later than three (3) Trading Days after each Conversion Date (the "Share Delivery Date"), the Company shall deliver, or cause to be delivered, to the Holder (A) a certificate or certificates representing the Conversion Shares which, on or after the earlier of (i) the one-year anniversary of the Original Issue Date (if the Holder is not an Affiliate of the Company and has not been an Affiliate during the preceding three (3) months) or (ii) the Effective Date, shall be free of restrictive legends and trading restrictions (other than those which may then be required by the Purchase Agreement) representing the number of Conversion Shares being acquired upon the conversion of this Note and (B) a check in the amount of accrued and unpaid interest. On or after the earlier of (i) the one year anniversary of the Original Issue Date or (ii) the Effective Date, the Company shall use its best efforts to deliver any certificate or certificates required to be delivered by the Company under this Section 4(c) electronically through the Depository Trust Company or another established clearing corporation performing similar functions.

iii. Failure to Deliver Certificates. If, in the case of any Notice of Conversion, such certificate or certificates are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Company at any time on or before its receipt of such certificate or certificates, to rescind such Conversion, in which event the Company shall promptly return to the Holder any original Note delivered to the Company and the Holder shall promptly return to the Company the Common Stock certificates issued to such Holder pursuant to the rescinded Conversion Notice.

iv. Obligation Absolute. The Company's obligations to issue and deliver the Conversion Shares upon conversion of this Note in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Company of any such action the Company may have against the Holder. In the event the Holder of this Note shall

elect to convert any or all of the outstanding principal amount hereof, the Company may not refuse conversion based on any claim that the Holder or anyone associated or affiliated with the Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and or enjoining conversion of all or part of this Note shall have been sought and obtained, and the Company posts a surety bond for the benefit of the Holder in the amount of 150% of the outstanding principal amount of this Note, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to the Holder to the extent it obtains judgment. In the absence of such injunction, the Company shall issue Conversion Shares or, if applicable, cash, upon a properly noticed conversion. The Holder shall have the right to pursue actual damages or declare an Event of Default pursuant to Section 8 hereof for the Company's failure to deliver Conversion Shares within the period specified herein and the Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

v. Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion. In addition to any other rights available to the Holder, if the Company fails for any reason to deliver to the Holder such certificate or certificates by the Share Delivery Date pursuant to Section 4(c)(ii), and if after such Share Delivery Date the Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder's brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Conversion Shares which the Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a "Buy-In"), then the Company shall (A) pay in cash to the Holder (in addition to any other remedies available to or elected by the Holder) the amount, if any, by which (x) the Holder's total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that the Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of the Holder, either reissue (if surrendered) this Note in a principal amount equal to the principal amount of the attempted conversion (in which case such conversion shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued if the Company had timely complied with its delivery requirements under Section 4(c)(ii). For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of this Note with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such

purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon conversion of this Note as required pursuant to the terms hereof.

vi. Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of this Note, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Notes), not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 5) upon the conversion of the then outstanding principal amount of this Note. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable and, if the Registration Statement is then effective under the Securities Act, shall be registered for public resale in accordance with the rules and regulations of the SEC.

vii. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Note. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

viii. Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of this Note shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that, the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of this Note so converted and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

d) <u>Holder's Conversion Limitations</u>. The Company shall not effect any conversion of this Note, and a Holder shall not have the right to convert any portion of this Note, to the extent that after giving effect to the conversion set forth on the applicable Notice of Conversion, the Holder (together with the Holder's Affiliates, and any Persons acting as a group together with the Holder or any of the Holder's or such Persons' Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted principal amount of this Note beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, any other Notes) beneficially owned by the Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 4(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 4(d) applies, the determination of whether this Note is convertible (in relation to other securities owned by the Holder together with any Affiliates and any Persons deemed to act as a group together with the Holder and any of the Holder's or such Person's Affiliates) and of which principal amount of this Note is convertible shall be in the sole discretion of the Holder, and the submission of a Notice of Conversion shall be deemed to be the Holder's determination of whether this Note may be converted (in relation to other securities owned by the Holder together with any Affiliates) and which principal amount of this Note is convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, the Holder will be deemed to represent to the Company each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 4(d), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Company's most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Company, or (iii) a more recent written notice by the Company or the Company's transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder or its Affiliates since the date as of which such number

of outstanding shares of Common Stock was reported. The "Beneficial Ownership Limitation" shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Note held by the Holder. The Holder, upon not less than 61 days' prior notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 4(d), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Note held by the Holder and the Beneficial Ownership Limitation provisions of this Section 4(d) shall continue to apply. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company. The Beneficial Ownership Limitation provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Note.

Section 5. Certain Adjustments.

a) Stock Dividends and Stock Splits. If the Company, at any time while this Note is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon conversion of, or payment of interest on, the Notes), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) [RESERVED].

c) [RESERVED].

d) [RESERVED].

e) [RESERVED].

f) Calculations. All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 5, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Company) issued and outstanding.

g) Notice to the Holder.

i. Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 5, the Company shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Conversion by Holder or Prepayment by the Company. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any Fundamental Transaction or a Change of Control Transaction or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered to the Holder at its last address as it shall appear upon the Note Register, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such Fundamental Transaction or Change of Control Transaction is expected to become effective or close, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to convert this Note during the 20-day period commencing on the date of such notice except as may otherwise be expressly set forth herein. In the event that the Holder does not elect to convert this Note into Common Stock prior to the effective date, the Company may, at its sole election elect to prepay this Note in

whole or in part in accordance with Section 2(d), provided, however, to the extent such action in this Section 5(g)(ii) constitutes an Event of Default, any such repayment of the Note will be governed in accordance with Section 8(b) hereunder.

Section 6. Forced Conversion. Notwithstanding anything herein to the contrary, if after the Effective Date, the VWAP for any 20 out of 30 consecutive Trading Days, which period shall have commenced only after the Effective Date (such period the "Threshold Period"), exceeds $2.60 (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the Original Issue Date), the Company may, within 5 Trading Days after the end of any such Threshold Period, deliver a written notice to the Holder (a "Forced Conversion Notice" and the date such notice is delivered to the Holder, the "Forced Conversion Notice Date") to cause the Holder to convert all or part of the then outstanding principal amount of this Note plus, if so specified in the Forced Conversion Notice, accrued but unpaid interest, liquidated damages and other amounts owing to the Holder under this Note ("Forced Conversion"), it being agreed that the "Conversion Date" for purposes of Section 4 shall be deemed to occur on the third Trading Day following the Forced Conversion Notice Date (such third Trading Day, the "Forced Conversion Date"). The Company may not deliver a Forced Conversion Notice, and any Forced Conversion Notice delivered by the Company shall not be effective, unless all of the Equity Conditions are met (unless waived in writing by the Holder) on each Trading Day occurring during the applicable Threshold Period through and including the later of the Forced Conversion Date and the Trading Day after the date such Conversion Shares pursuant to such conversion are delivered to the Holder. Any Forced Conversion shall be applied ratably to all Holders based on their initial purchases of Notes pursuant to the Purchase Agreement, provided that any voluntary conversions by a Holder shall be applied against the Holder's pro rata allocation, thereby decreasing the aggregate amount forcibly converted hereunder if only a portion of this Note is forcibly converted. For purposes of clarification, a Forced Conversion shall be subject to all of the provisions of Section 4, including, without limitation, the limitations on conversions; provided, however, that to the extent the Forced Conversion of this Note is limited by such limitations on conversions, then the rate of interest on this Note shall be reduced to zero (0%).

Section 7. Negative Covenants. As long as at least 25% of the original aggregate principal amount of all Notes remains outstanding, unless the holders of at least 67% in principal amount of the then outstanding Notes (and treating any Notes owned by the Company or any Affiliate of the Company as not outstanding for such purpose) shall have otherwise given prior written consent, the Company shall not, and shall not permit any of the Subsidiaries to, directly or indirectly:

a) other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including, but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

b) other than Permitted Liens, enter into, create, incur, assume or suffer to exist any Liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

c) amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder (which limitation shall expressly not apply to any proposal to increase the number of authorized shares of the Company's Common Stock);

d) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock or Common Stock Equivalents other than as to the Conversion Shares as permitted or required under the Transaction Documents;

e) repay, repurchase or offer to repay, repurchase or otherwise acquire any indebtedness, other than the Notes if on a pro-rata basis, other than indebtedness due and owing to Silicon Valley Bank as in effect as of the Original Issue Date, provided that such payments shall not be permitted if, at such time, or immediately after giving effect to such payment, any Event of Default exists or would occur;

f) pay cash dividends or distributions on any equity securities of the Company;

g) enter into any transaction with any Affiliate of the Company which would be required to be disclosed in any public filing with the Commission, unless such transaction is made on an arm's-length basis and expressly approved by a majority of the disinterested directors of the Company (even if less than a quorum otherwise required for board approval); or

h) enter into any agreement with respect to any of the foregoing.

Section 8. Events of Default.

a) "Event of Default" means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body) and except as shall have been effected with the consent of the Holders in accordance with Section 7:

i. any default in the payment of (A) the principal amount of any Note or (B) interest and other amounts owing to a Holder on any Note, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default is not cured within 10 calendar days;

ii. the Company shall fail to observe or perform any other covenant or agreement contained in the Notes (other than a breach by the Company of its obligations to deliver shares of Common Stock to the Holder upon conversion, which breach is addressed in clause (xi) below) which failure is not cured, if possible to cure, within the earlier to occur of (A) five (5) Trading Days after notice of such failure sent by the Holder or by any other Holder to the Company and (B) 10 Trading Days after the Company has become or should have become aware of such failure;

iii. a default or event of default (subject to any grace or cure period provided in the applicable agreement, document or instrument) shall occur under (A) any of the Transaction Documents or (B) any other material agreement, lease, document or instrument to which the Company or any Subsidiary is obligated (and not covered by clause (vi) below);

iv. any representation or warranty made in this Note, any other Transaction Documents, any written statement pursuant hereto or thereto or any other report, financial statement or certificate made or delivered to the Holder or any other Holder shall be untrue or incorrect in any material respect as of the date when made or deemed made;

v. the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) shall be subject to a Bankruptcy Event;

vi. the Company or any Subsidiary shall default on any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement that (a) involves an obligation greater than $150,000, whether such indebtedness now exists or shall hereafter be created, and (b) results in such indebtedness becoming (subject to any applicable cure period) or being declared due and payable prior to the date on which it would otherwise become due and payable;

vii. the Common Stock shall not be eligible for listing or quotation for trading on a Trading Market and shall not be eligible to resume listing or quotation for trading thereon within five Trading Days;

viii. the Company shall be a party to any Change of Control Transaction or Fundamental Transaction or shall agree to sell or dispose of all or in excess of 50% of its assets in one transaction or a series of related transactions (whether or not such sale would constitute a Change of Control Transaction) and

excluding specifically any license or other disposition involving continued royalty or similar payments of the Company's intellectual property assets in the ordinary course of business);

ix. on or after the 180th calendar day after the Closing Date, the Company does not meet the current public information requirements under Rule 144 and there is no effective Registration Statement in respect of the Conversion Shares;

x. the Company shall fail for any reason to deliver certificates to a Holder prior to the fifth Trading Day after a Conversion Date pursuant to Section 4(c) or any Forced Conversion Date pursuant to Section 6(d) or the Company shall provide at any time notice to the Holder, including by way of public announcement, of the Company's intention to not honor requests for conversions of any Notes in accordance with the terms hereof;

xi. the Company shall materially breach any Transaction Document; or

xii. any monetary judgment, writ or similar final process shall be entered or filed against the Company, any subsidiary or any of their respective property or other assets for more than $100,000, and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of 45 calendar days.

b) Remedies Upon Event of Default. If an Event of Default occurs pursuant to Section 8(a)(i), the outstanding principal amount of this Note, plus accrued but unpaid interest, and other amounts owing in respect thereof through the date of acceleration, shall become, at the Holder's election and upon notice thereof to the Company, immediately due and payable in cash at the Mandatory Default Amount. If an Event of Default occurs pursuant to Sections 8(a)(ii) - 8(a)(xii), the outstanding principal amount of this Note, plus accrued but unpaid interest, and other amounts owing in respect thereof through the date of acceleration, shall become, at the Holder's election and upon notice thereof to the Company, immediately due and payable in cash. Commencing 5 days after the occurrence of any Event of Default that results in the eventual acceleration of this Note, the interest rate on this Note shall accrue at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted under applicable law. Upon the payment in full of this Note pursuant to this Section 8(b), the Holder shall promptly surrender this Note to or as directed by the Company. In connection with such acceleration described herein, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the Note until such time, if any, as the Holder receives full payment

pursuant to this Section 8(b). No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

Section 9. Miscellaneous.

a) Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, or such other facsimile number or address as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section 9(a). Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of the Holder appearing on the books of the Company, or if no such facsimile number or address appears on the books of the Company, at the principal place of business of such Holder, as set forth in the Purchase Agreement. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (iv) upon actual receipt by the party to whom such notice is required to be given.

b) Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, liquidated damages and accrued interest, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company. This Note ranks pari passu with all other Notes now or hereafter issued under the terms set forth herein.

c) Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, reasonably satisfactory to the Company.

d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to

the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "New York Courts"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

e) Amendments, Waivers. No provision of the Notes may be waived, modified, supplemented or amended except in a written instrument signed by the Company and Required Holders, which upon execution of such written instrument shall be effective as to all Notes then outstanding. Any waiver by the Company or the Required Holders of a breach of any provision of the Notes shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of the Notes. The failure of the Company or the Required Holders to insist upon strict adherence to any term of the Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of the Notes on any other occasion. Any waiver by the Company or the Required Holders must be in writing.

f) Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it

may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

g) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h) Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

i) Secured Obligation. The obligations of the Company under this Note are secured by all assets of the Company pursuant to the Security Agreement, dated as of September 30, 2013 between the Company and the Secured Parties (as defined therein).

****

(Signature Pages Follow)

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

BRIDGELINE DIGITAL, INC.

By:____________________________________
Name:
Title:

Facsimile No. for delivery of Notices: (781) 497-3033

ANNEX A

NOTICE OF CONVERSION

To be delivered to:

Bridgeline Digital, Inc.
80 Blanchard Road
Burlington, MA 01803
Attn: Chief Financial Officer and General Counsel
Facsimile Number: (781) 376-5033

The undersigned hereby elects to convert principal under the 10% Secured Subordinated Convertible Note due September 30, 2016 of Bridgeline Digital, Inc., a Delaware corporation (the "Company"), into shares of common stock (the "Common Stock"), of the Company according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Common Stock does not exceed the amounts specified under Section 4 of this Note, as determined in accordance with Section 13(d) of the Exchange Act.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion calculations:

Date to Effect Conversion:

Principal Amount of Note to be Converted:

Signature:

Name:

Address for Delivery of Common Stock Certificates:

Or

DWAC Instructions:

Broker No:______________
Account No:______________

Schedule 1

CONVERSION SCHEDULE

The 10% Secured Subordinated Convertible Notes due on September 30, 2016 in the aggregate principal amount of $___________ are issued by Bridgeline Digital, Inc., a Delaware corporation. This Conversion Schedule reflects conversions made under Section 4 of the above referenced Note.

Dated:

Date of Conversion (or for first entry, Original Issue Date)	Amount of Conversion	Aggregate Principal Amount Remaining Subsequent to Conversion (or original Principal Amount)	Company Attest

1607394.2